                                                                     Exhibit 4.1

                                                                  EXECUTION COPY
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                                    INDENTURE



                                     Between



                      GLOBALSTAR TELECOMMUNICATIONS LIMITED



                                       and



                              THE BANK OF NEW YORK,

                                   as Trustee






                            Dated as of March 6, 1996







               6 1/2% Convertible Preferred Equivalent Obligations
                                    due 2006



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                                TABLE OF CONTENTS
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                                    ARTICLE I


                        Definitions and Other Provisions
                             of General Application

SECTION 1.01.  Definitions ...............................................     1
SECTION 1.02.  Compliance Certificates and
                   Opinions ..............................................    12
SECTION 1.03.  Form of Documents Delivered to
                   Trustee ...............................................    13
SECTION 1.04.  Acts of Holders ...........................................    14
SECTION 1.05.  Notices, etc., to Trustee and
                   Company ...............................................    15
SECTION 1.06.  Notice to Holders; Waiver .................................    15
SECTION 1.07.  Conflict with Trust Indenture Act .........................    16
SECTION 1.08.  Effect of Headings and Table of
                   Contents ..............................................    16
SECTION 1.09.  Successors and Assigns ....................................    16
SECTION 1.10.  Separability Clause .......................................    16
SECTION 1.11.  Benefits of Indenture .....................................    16
SECTION 1.12.  Governing Law .............................................    17
SECTION 1.13.  Legal Holidays ............................................    17


                                   ARTICLE II

                                 Security Forms

SECTION 2.01.  Forms Generally ...........................................    17
SECTION 2.02.  Global Securities; Book Entry
                   Provisions; Certificated
                   Securities ............................................    17
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Note:    This table of contents shall not, for any purpose, be deemed to be part of the Indenture.
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                                   ARTICLE III

                                 The Securities


SECTION 3.01.  Title and Terms ...........................................    19
SECTION 3.02.  Denominations .............................................    21
SECTION 3.03.  Execution, Authentication, Delivery
                   and Dating ............................................    21
SECTION 3.04.  Temporary Securities ......................................    21
SECTION 3.05.  Registrar, Paying Agent and Conversion
                   Agent .................................................    22
SECTION 3.06.  Mutilated, Destroyed, Lost and Stolen
                   Securities ............................................    27
SECTION 3.07.  Payment of Interest; Mechanics of
                   Payment, Interest Rights
                   Preserved .............................................    28
SECTION 3.08.  Persons Deemed Owners .....................................    30
SECTION 3.09.  Cancellation ..............................................    30
SECTION 3.10.  Computation of Interest ...................................    31
SECTION 3.11.  CUSIP Number ..............................................    31


                                   ARTICLE IV

                           Satisfaction and Discharge

SECTION 4.01.  Satisfaction and Discharge of
                   Indenture .............................................    31
SECTION 4.02.  Application of Trust Money ................................    33


                                    ARTICLE V

                                    Remedies


SECTION 5.01.  Collection of Obligations and Suits
                   for Enforcement by Trustee ............................    33
SECTION 5.02.  Trustee May File Proofs of Claim ..........................    34
SECTION 5.03.  Trustee May Enforce Claims Without
                   Possession of Securities ..............................    35
SECTION 5.04.  Application of Money Collected ............................    35
SECTION 5.05.  Limitation on Suits .......................................    36
SECTION 5.06.  Right of Holders To Receive
                   Principal, Premium and Interest
                   and To Convert ........................................    36
SECTION 5.07.  Restoration of Rights and Remedies ........................    37
SECTION 5.08.  Rights and Remedies Cumulative ............................    37
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SECTION 5.09.  Delay or Omission Not Waiver ..............................    37
SECTION 5.10.  Control by Holders ........................................    37
SECTION 5.11.  Waiver of Past Defaults ...................................    38
SECTION 5.12.  Undertaking for Costs .....................................    38
SECTION 5.13.  Waiver of Stay, Usury or Extension
                   Laws ..................................................    39
SECTION 5.14.  Voting Rights Upon a Deferral Trigger
                   Event .................................................    39


                                   ARTICLE VI

                                   The Trustee

SECTION 6.01.  Certain Duties and Responsibilities .......................    40
SECTION 6.02.  Certain Rights of Trustee .................................    41
SECTION 6.03.  Not Responsible for Recitals or
                   Issuance of Securities ................................    42
SECTION 6.04.  May Hold Securities .......................................    43
SECTION 6.05.  Money Held in Trust .......................................    43
SECTION 6.06.  Compensation and Reimbursement ............................    43
SECTION 6.07.  Corporate Trustee Required;
                   Eligibility ...........................................    44
SECTION 6.08.  Resignation and Removal; Appointment
                   of Successor ..........................................    45
SECTION 6.09.  Acceptance of Appointment
                   by Successor ..........................................    46
SECTION 6.10.  Merger, Conversion, Consolidation or
                   Succession to Business ................................    47
SECTION 6.11.  Preferential Collection of Claims
                   Against Company .......................................    47
SECTION 6.12.  Appointment of Authenticating Agent .......................    48


                                   ARTICLE VII

                            Holders' List and Reports
                             by Trustee and Company

SECTION 7.01.  Company To Furnish Trustee Names and
                   Addresses of Holders ..................................    50
SECTION 7.02.  Preservation of Information;
                   Communications to Holders .............................    50
SECTION 7.03.  Reports by Trustee ........................................    52
SECTION 7.04.  SEC Reports; Reports by Company ...........................    52
SECTION 7.05.  Compliance Certificate ....................................    53
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                                  ARTICLE VIII

                        Consolidation, Merger, Conveyance
                                   or Transfer


SECTION 8.01.  Company May Consolidate, etc., Only on
                   Certain Terms .........................................    53
SECTION 8.02.  Successor Corporation Substituted .........................    54

                                   ARTICLE IX

                             Supplemental Indentures

SECTION 9.01.  Supplemental Indentures Without
                   Consent of Holders ....................................    54
SECTION 9.02.  Supplemental Indentures with Consent
                   of Holders ............................................    55
SECTION 9.03.  Execution of Supplemental Indentures ......................    56
SECTION 9.04.  Effect of Supplemental Indentures .........................    56
SECTION 9.05.  Conformity with Trust Indenture Act .......................    57
SECTION 9.06.  Reference in Securities to
                   Supplemental Indentures ...............................    57


                                    ARTICLE X

                                    Covenants

SECTION 10.01.  Payment of Principal, Premium and
                   Interest ..............................................    57
SECTION 10.02.  Maintenance of Office or Agency ..........................    58
SECTION 10.03.  Security Payments To Be Held
                   in Trust ..............................................    59
SECTION 10.04.  Corporate Existence ......................................    61
SECTION 10.05.  Waiver of Certain Covenants ..............................    61


                                   ARTICLE XI

                            Redemption of Securities

SECTION 11.01.  Right of Redemption; Mechanics of
                   Redemption ............................................    61
SECTION 11.02.  Applicability of Article .................................    62
SECTION 11.03.  Election To Redeem .......................................    62

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SECTION 11.04.  Selection by Trustee of Securities To
                   Be Redeemed ...........................................    63
SECTION 11.05.  Notice of Redemption .....................................    63
SECTION 11.06.  Deposit of Redemption Price ..............................    64
SECTION 11.07.  Securities Payable on
                   Redemption Date .......................................    65
SECTION 11.08.  Securities Redeemed in Part ..............................    65


                                   ARTICLE XII

                            Conversion of Securities

SECTION 12.01.  Conversion Privilege and Conversion
                   Price .................................................    65
SECTION 12.02.  Exercise of Conversion Privilege .........................    66
SECTION 12.03.  Fractions of Shares ......................................    67
SECTION 12.04.  Adjustment of Conversion Price ...........................    68
SECTION 12.05.  Notice of Adjustment of Conversion
                   Price .................................................    80
SECTION 12.06.  Provisions in Case of Consolidation,
                   Merger or Conveyance or Transfer of
                   Properties and Assets .................................    80
SECTION 12.07.  Notice of Certain Corporate Action .......................    82
SECTION 12.08.  Company To Reserve Common Stock ..........................    83
SECTION 12.09.  Taxes on Conversions .....................................    83
SECTION 12.10.  Covenant as to Common Stock ..............................    83
SECTION 12.11.  Responsibility of Trustee ................................    83


                                  ARTICLE XIII

                           Subordination of Securities

SECTION 13.01.  Securities Subordinate to Debt
                   Obligations ...........................................    84
SECTION 13.02.  No Payments When Debt Obligations in
                   Default; Payment Over of Proceeds
                   upon Dissolution, etc .................................    84
SECTION 13.03.  Trustee To Effectuate
                   Subordination .........................................    87
SECTION 13.04.  Trustee Not Charged with Knowledge of
                   Prohibition ...........................................    87
SECTION 13.05.  Rights of Trustee as Holder of Debt
                   Obligations ...........................................    88
SECTION 13.06.  Article Applicable to Paying Agent .......................    88
SECTION 13.07.  Trustee Not Fiduciary for Holders of
                   Debt Obligations ......................................    88
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                                                                               6


EXHIBIT A       FORM OF SECURITY
EXHIBIT B       FORM OF TRANSFER CERTIFICATE
EXHIBIT C       FORM OF ACCREDITED INVESTOR
                TRANSFEREE CERTIFICATE
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                                                                               7

                      GLOBALSTAR TELECOMMUNICATIONS LIMITED


             Reconciliation and Tie Between the Trust Indenture Act
                 of 1939 and Indenture dated as of March 5, 1996


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Trust Indenture
  Act Section                                                                Indenture Section
- ---------------                                                              -----------------
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Section 310(a)(1) ........................................................    6.07
  (a)(2) .................................................................    6.07
  (a)(3) .................................................................    Not Applicable
  (a)(4) .................................................................    Not Applicable
  (a)(5) .................................................................    6.07
  (b) ....................................................................    6.07
                                                                              6.08
Section 311(a) ...........................................................    6.11
  (b) ....................................................................    6.11
  (b)(2) .................................................................    7.03(a)(2)
                                                                              7.03(b)
Section 312(a) ...........................................................    7.01
                                                                              7.02(a)
  (b) ....................................................................    7.02(b)
  (c) ....................................................................    7.02(c)
Section 313(a) ...........................................................    7.03(a)
  (b) ....................................................................    7.03(b)
  (c) ....................................................................    7.03(a)
  (d) ....................................................................    7.03(c)
Section 314(a) ...........................................................    7.04
  (b) ....................................................................    Not Applicable
  (c)(1) .................................................................    1.02
  (c)(2) .................................................................    1.02
  (c)(3) .................................................................    Not Applicable
  (d) ....................................................................    Not Applicable
  (e) ....................................................................    1.02
Section 315(a) ...........................................................    6.01(a)
  (b) ....................................................................    6.02
                                                                              7.03(a)(6)
  (c) ....................................................................    6.01(b)
  (d) ....................................................................    6.01(c)
  (d)(1) .................................................................    6.01(a)(1)
  (d)(2) .................................................................    6.01(c)(2)
  (d)(3) .................................................................    6.01(c)(3)
  (e) ....................................................................    5.14
Section 316(a) ...........................................................    1.01
  (a)(1)(A) ..............................................................    5.02
                                                                              5.12
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Trust Indenture
  Act Section                                                                Indenture Section
- ---------------                                                              -----------------
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  (a)(1)(B) ..............................................................    5.13
  (a)(2) .................................................................    Not Applicable
  (b) ....................................................................    5.08
Section 317(a)(1) ........................................................    5.03
  (a)(2) .................................................................    5.04
  (b) ....................................................................    10.03
Section 318(a) ...........................................................    1.07
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- --------------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                    INDENTURE dated as of March 6, 1996, between
                           GLOBALSTAR TELECOMMUNICATIONS LIMITED, a corporation duly organized and existing under the laws of Bermuda (herein called the "Company"), having its principal office at Cedar House, 41 Cedar Avenue, Hamilton HM12, Bermuda, and THE BANK OF NEW YORK, a New York banking corporation, as Trustee (herein called the "Trustee").


                  The Company has duly authorized the creation of an issue of its 6 1/2% Convertible Preferred Equivalent Obligations due 2006 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

                  All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.


                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders (as hereinafter defined) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                    ARTICLE I

                        Definitions and Other Provisions
                             of General Application

                  SECTION 1.01. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (b) all other terms used herein which are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference therein, have the meanings assigned to them therein; and

                  (c) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "Act" when used with respect to any Holder has the meaning specified in Section 1.04.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition of Affiliate, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

                  "Average Market Value" means the arithmetic average of the Current Market Value of the Common Stock for the ten Trading Days ending on the second Business Day prior to the applicable date of payment.

                  "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

                  "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to be closed.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Stock", as applied to the capital stock of any corporation other than the Company, shall mean the capital stock of any class which has no preference in respect of dividends or other distributions of assets or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of such corporation and which is not subject to redemption by such corporation; and as applied to the Company, shall mean the Common Stock of the Company, par value $1.00; provided, however, that, subject to the provisions of Section 12.06, shares issuable on conversion of Securities shall include only shares of the class designated as Common Stock of the Company at the date of the execution of this instrument or shares of any class or classes resulting from any reclassification or reclassification thereof which have no preference in respect of dividends or other distributions of assets or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided further, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary and delivered to the Trustee; provided, however, that any person duly designated by the Chairman of the Board, the President, a Vice President or any other officer of the Company may sign or execute on behalf of any or all such persons listed above.

                  "Conversion Agent" has the meaning specified in
Section 3.05(a).

                  "Conversion Price" has the meaning specified in
Section 12.01.

                  "Corporate Trust Office" means the principal office of the Trustee in The City of New York at which at any particular time its corporate trust business shall be administered, which office at the time of the execution of this indenture is located at 101 Barclay Street, Floor 21 West, New York, New York 10286, Attention of Corporate Trust Trustee Administration.

                  "Corporation" includes corporations, associations, companies and business trusts.

                  "CPE Nominee" has the meaning specified in Section 5.14.

                  "CPE Representative" has the meaning specified in Section
5.14.

                  "Current Market Price" has the meaning specified in Section 12.04.

                  "Current Market Value" means the average of the high and low sales prices of the Common Stock as reported on the Nasdaq National Market or any national securities exchange upon which the Common Stock is then listed for the Trading Day in question.

                  "Debt Obligations" will mean the principal of, premium, if any, interest and other amounts due on any indebtedness, whether now outstanding or hereafter created, incurred, assumed or guaranteed by the Company, for money borrowed from others (including obligations under capitalized leases, purchase money indebtedness or trade credit), liabilities incurred in the ordinary course of business, commitment, standby and other forms due and payable to financial institutions with respect to credit facilities that may be maintained by the Company or in connection with the acquisition by the Company of any other business or entity, or in respect of letters of credit or bid, performance or surety bonds issued for the account or on the credit of the

Company, and, in each case, all renewals, extensions and refundings thereof, other than (i) any such indebtedness as to which, in the instrument creating or evidencing the same, it is provided that such indebtedness is pari passu or junior in right of payment to the Securities and (ii) the Securities.

                  "Deferral Election" means the election of the Board of Directors to defer the payment of an installment of interest due on an Interest Payment Date, or any portion due thereof.

                  "Deferral Trigger Event" means the Company has deferred the payment of interest due under the Securities in an aggregate equal to six quarterly interest payments.

                  "Depositary" means The Depository Trust Company, its nominees and their respective successors.

                  "Dilution Trigger Event" has the meaning specified in Section 12.04.

                  "Exchange Act" means the Securities Exchange Act of 1934.

                  "General Partners' Committee" has the meaning specified in the Globalstar Amended Partnership Agreement.

                  "Globalstar Amended Partnership Agreement" means the Amended and Restated Agreement of Limited Partnership dated as of December 31, 1994, among the Company and certain general partners and limited partners named therein as amended as of March 6, 1996, pursuant to which the Preferred Partnership Interests were issued to the Company.

                  "Globalstar Corresponding Redemption" means the redemption payments set forth in the Globalstar Amended Partnership Agreement corresponding to Provisional Redemption, Optional Redemption or Mandatory Redemption, as the case may be.

                  "Globalstar Interest Payment Notice" means written notice delivered to the Company, with a copy to the Trustee, by Globalstar L.P. notifying the Company of (i) whether Globalstar L.P. has elected to defer the payment of a Scheduled Distribution pursuant to the provisions of the Globalstar Amended Partnership Agreement and (ii) if it has not elected to defer such Scheduled Distribution, whether it will pay such Scheduled Distribution (A) in cash, (B) by delivery of Ordinary Partnership Interests or (C) through any combination of the foregoing. Such Notice shall be delivered at least 20 Business Days prior to the applicable Interest Payment Date and shall contain any other information required by the Globalstar Amended Partnership Agreement.

                  "Globalstar L.P." means Globalstar, L.P., a registered Delaware limited partnership, and any successor entities.

                  "Globalstar Partnership Interests" means Ordinary Partnership Interests and Preferred Partnership Interests.

                  "Globalstar Redemption Notice" means written notice delivered to the Company by Globalstar notifying the Company of (i) in the case of a Provisional or Optional Redemption, Globalstar L.P.'s election to redeem any Preferred Partnership Interests pursuant to the provisions of the Globalstar Amended Partnership Agreement and (ii) whether it will make such redemption (A) in cash, (B) by delivery of Ordinary Partnership Interests or (C) through any combination of the foregoing. Such Notice shall be delivered at least 20 Business Days prior to the applicable Redemption Date and shall contain any other information required by the Globalstar Amended Partnership Agreement.

                  "GTL Interest Payment Notice" means written notice delivered to the Holders and Globalstar L.P., with a copy to the Trustee, notifying them
(i) whether the Company has elected to defer the payment of an interest payment pursuant to a Deferral Election, and (ii) if it has not elected to defer such interest, whether the Company is paying the installment of interest due on the applicable Interest Payment Date in (A) cash, (B) Common Stock or (C) through any combination of the foregoing. Such Notice shall be delivered at least 12 Business Days prior to the applicable Interest Payment Date and shall contain any information pertinent to such payment. The Company shall only deliver such Notice to the Holders if the form of payment includes Common Stock.

                  "GTL Redemption Notice" means written notice delivered to the Holders, with a copy to the Trustee, notifying the Holders of the Company's election to redeem the Securities pursuant to a Provisional Redemption or Optional Redemption, as the case may be. Such Notice shall be delivered no later than one Business Day following receipt of the Globalstar Redemption Notice.

                  "GTL Response Redemption Notice" means written notice delivered to the Holders and Globalstar L.P., with a copy to the Trustee, notifying them of whether the Company is paying the applicable Redemption Price on such Securities in (i) cash, (ii) Common Stock or (iii) through any combination of the foregoing. Such Notice shall be delivered at least 12 Business Days prior to the applicable Redemption Date and shall contain any information pertinent to such redemption. The Company shall only deliver such Notice to the Holders if the form of payment includes Common Stock.

                  "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                  "Initial Purchasers" has the meaning specified in the Purchase Agreement.

                  "Interest Arrearages" means the amount of interest payments that the Company has elected to defer pursuant to a Deferral Election that remains unpaid.

                  "Interest Make-Whole Payment" means payment due to Holders whose Securities have been called for redemption pursuant to a Provisional Redemption, which shall be equal to the present value of the aggregate amount of interest payments thereafter payable on such Securities during the Interest Make-Whole Period, which shall be calculated using the bond equivalent yield on United States treasury notes or bills having a term nearest in length to that of the Interest Make-Whole Period as of the Notice Date.

                  "Interest Make-Whole Period" means the period of time from Provisional Redemption Date to the third anniversary of March 6, 1996.

                  "Interest Payment Date" means the date specified in a Security as the fixed dates on which any installment of interest is due and payable; provided, however, that if such date shall not be a Business Day, then such date shall be the next Business Day.

                  "Lock-Up Agreement" means the letter agreement delivered to the Initial Purchasers by Loral SpaceCom dated

March 6, 1996, relating to the lock-up of the Securities and Common Stock.

                  "Loral SpaceCom" means Loral Space & Communications Ltd. and any successor entities.

                  "Loral SpaceCom Designee" means any member of the Board of Directors designated by Loral SpaceCom.

                  "Mandatory Redemption Date" means the date specified in the Security as the fixed date on which the principal of such Security is due and payable; provided, however, that, if such date shall not be a Business Day, then the Mandatory Redemption Date shall be the next Business Day.

                  "Notice Date" means the date of mailing of a notice of Provisional Redemption of Securities by the Company to the Holders.

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company and delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel acceptable to the Trustee, who may be counsel for, or employed by, the Company.

                  "Optional Redemption" has the meaning specified in
Section 6 of the Security.

                  "Optional Redemption Date" means the Redemption Date for an Optional Redemption as specified in Section 6 of the Security.

                  "Ordinary Partnership Interest" has the meaning specified in the Globalstar Amended Partnership Agreement.

                  "Outstanding" when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

              (iii) Securities paid pursuant to the third paragraph of Section
         3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture;

provided, however, that, in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver or taken any other action hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which the Trustee has actual knowledge of being so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "Paying Agent" has the meaning specified in Section 3.05(a).

                  "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of all or a portion of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as such mutilated, destroyed, lost or stolen Security or portion thereof.

                  "Preferred Partnership Interests" has the meaning specified in the Globalstar Amended Partnership Agreement.

                  "Preferred Stock" means capital stock of the Company designated by the Board of Directors having a preference in respect of dividends or other distributions of assets or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company.

                  "Provisional Redemption" has the meaning specified in Section 5 of the Security.

                  "Provisional Redemption Date" means the Redemption Date for a Provisional Redemption as specified in Section 5 of the Security.

                  "Purchase Agreement" means the purchase agreement dated February 29, 1996, between the Company and the Initial Purchasers in connection with the Securities, as amended from time to time.

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture and includes the Provisional Redemption Date, the Optional Redemption Date and Mandatory Redemption Date, as the case may be.

                  "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture and, in the case of a Provisional Redemption, includes the applicable Interest Make-Whole Payment as specified in Section 5 of the Security.

                  "Registrar" has the meaning specified in Section 3.05(a).

                  "Registration Rights Agreement" means the Registration Rights Agreement relating to the Securities dated March 6, 1996, between the Company and the Initial Purchaser.

                  "Regular Record Date" for the interest payable on any Interest Payment Date means the February 15, May 15, August 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

                  "Responsible Officer", when used with respect to the Trustee, means any officer within the corporate trust department (or any successor department) of the Trustee, including, without limitation, any Vice President, any Assistant Vice President, any Assistant Treasurer, any Assistant Secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Scheduled Distribution" means the distribution required to be made in respect of the Preferred Partnership Interests pursuant to the Globalstar Amended Partnership Agreement corresponding to the installments of interest due pursuant to this Indenture.

                  "Securities" means the 6 1/2% Convertible Preferred Equivalent Obligations due 2006 issued pursuant to this Indenture.

                  "Security Register" has the meaning specified in Section 3.05(a).

                  "Shelf Registration Statement" has the meaning specified in the Registration Rights Agreement.

                  "Stock Transfer Agent" means The Bank of New York or any other entity named as the stock transfer agent of the Company.

                  "Trading Day" means (a) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national securities exchange, a day on which such security actually trades on the New York Stock Exchange or another national securities exchange, (b) if the applicable security is quoted on The Nasdaq National Market, a day on which such security actually trades or (c) if the applicable security is not so listed, admitted for trading or quoted, any Business Day on which such security actually trades.

                  "Trigger Percentages" means the percentages set forth in
Section 5 of the Security that triggers the Company's option to redeem the Securities pursuant to a Provisional Redemption.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990 and as in force at the date as of which this instrument was executed, except as provided in Section 9.05.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                  "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America are pledged and which are not callable or redeemable at the issuer's option.

                  "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                  SECTION 1.02. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  SECTION 1.03. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  SECTION 1.04. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The ownership of Securities shall be proved by the Security Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  SECTION 1.05. Notices, etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing and mailed, first-class, postage prepaid, to the Trustee at its Corporate Trust Office, Attention of Corporate Trust Trustee Administration, or

                  (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company, or

                  (c) the Company by the Trustee or the Trustee by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if transmitted by facsimile transmission to the Company at (212) 867-5248 or to the Trustee at (212) 815-5915 (or to such other facsimile transmission number previously furnished in writing to the Company by the Trustee or to the Trustee by the Company) and in each case confirmed by a copy sent to the Company or to the Trustee, as the case may be, by guaranteed overnight courier.

                  SECTION 1.06. Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

                  SECTION 1.07. Conflict with Trust Indenture Act. If and to the extent that any provision hereof limits, qualifies or conflicts with the duties imposed by, or with another provision (an "incorporated provision") included in this Indenture by operation of, any of Sections 3.10 to 3.18, inclusive, of the Trust Indenture Act, such imposed duties or incorporated provision shall control.

                  SECTION 1.08. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 1.09. Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

                  SECTION 1.10. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 1.11. Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Debt Obligations and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 1.12. Governing Law. This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the law of another jurisdiction would be required thereby.

                  SECTION 1.13. Legal Holidays. In any case where any Interest Payment Date or any Redemption Date of any Security or the last date on which a Holder has the right to convert his Securities shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal or Redemption Price of or payment of interest on or conversion of the Securities need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or such Redemption Date or on such last day for conversion; provided, that no interest shall accrue for the period from and after such Interest Payment Date or such Redemption Date, as the case may be.


                                   ARTICLE II

                                 Security Forms

                  SECTION 2.01. Forms Generally. The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A which is hereby incorporated in and expressly made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). The Company shall furnish any such legend not contained in Exhibit A to the Trustee in writing. Each Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Exhibit A are part of the terms of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

                  SECTION 2.02. Global Securities; Book-Entry Provisions; Certificated Securities. (a) The Securities are being offered and sold by the Company pursuant to a Purchase Agreement.

                  Securities offered and sold to Qualified Institutional Buyers ("QIBs") in reliance on Rule 144A under the Securities Act ("Rule 144A"), as provided in the Purchase Agreement, shall be issued in the form of one or more permanent global Securities in definitive, fully registered form without interest coupons with the Global Securities Legend and Restricted Securities Legend set forth in Exhibit A hereto (each, a "Global Security"), which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee, at its New York office, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

                  (b) This Section shall apply only to a Global Security deposited with or on behalf of the Depositary.

                  The Company shall execute and the Trustee shall, in accordance with this Section, authenticate and deliver initially one or more Global Securities that (i) shall be registered in the name of Cede & Co. or other nominee of such Depositary and (ii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions or held by the Trustee as custodian for the Depositary pursuant to a FAST Balance Certificate Agreement between the Depositary and the Trustee.

                  Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or by the Trustee as the custodian of the Depositary or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a Holder of a beneficial interest in any Global Security.

                  Except as provided in Section 3.05(b), owners of beneficial interests in Global Securities will not be entitled to receive physical delivery of certificated Securities.

                  (c) Purchasers of Securities who are not QIBs will receive certificated Securities bearing the Restricted Securities Legend set forth in Exhibit A hereto ("Restricted Securities"). Restricted Securities will bear the Restricted Securities Legend set forth on Exhibit A unless removed in accordance with Section 3.05(c) and may not be exchanged for a Global Security, or interest therein, at any time, except as set forth in paragraph (d) of this Section.

                  (d) Purchasers of Restricted Securities in reliance of Regulation S under the Securities Act ("Regulation S") may exchange such Restricted Securities for a beneficial interest in a Global Security following the expiration of the "40-day restricted period" within the meaning of Regulation S by delivering (1) any such Restricted Securities, duly endorsed as provided herein; (2) instructions from such Holder directing the Trustee to create a beneficial interest in such Global Security and the authorized denomination or denominations of such beneficial interest to be created; and (3) such other certificates, legal opinions or other information as the Company may reasonably require.

                  (e) After a transfer of any Securities during the period of the effectiveness of a Shelf Registration Statement with respect to the Securities, all requirements pertaining to legends on such Security will cease to apply, the requirements requiring any such Security issued to certain Holders be issued in global form will cease to apply, and a certificated Security without legends will be available to the Holder of such Securities.


                                   ARTICLE III

                                 The Securities

                  SECTION 3.01. Title and Terms. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to (a) $275,000,000 plus (b) such aggregate principal amount (which may not exceed $55,000,000 principal amount) of Securities as shall be purchased pursuant to the overallotment option provided in the Purchase Agreement, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 3.04, 3.05, 3.06, 9.06,
11.08 or 12.02.

                  The Securities shall be known and designated as the "6 1/2% Convertible Preferred Equivalent Obligations due 2006" of the Company. Their Mandatory Redemption Date shall be March 1, 2006, and the Securities shall bear interest at the rate of 6 1/2% per annum, from March 6, 1996, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable quarterly on March 1, June 1, September 1 and December 1, commencing June 1, 1996, until the principal thereof is paid or made available for payment.

                  Payments (whether in cash or Common Stock) due on the Securities shall be payable at the office or agency of the Company maintained for such purpose in The City of New York and at any other office or agency maintained by the Company for such purpose. If any such payment is in cash, it shall be payable by United States dollar check drawn on, or wire transfer (provided that appropriate wire instructions have been received by the Trustee at least 15 days prior to the applicable date of payment) to a United States dollar account maintained by the Holder with, a bank located in New York City; provided, however, that at the option of the Company payment of interest in cash may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Any Interest Make-Whole Payment will be paid to the Holder of record on the date of conversion or Redemption Date, as the case may be.

                  The Securities shall be redeemable as provided in Article XI.

                  The Securities shall be convertible into Common Stock of the Company as provided in Article XII.

                  The Securities shall be subordinated in right of payment to Debt Obligations as provided in Article XIII.

                  Payments on the Securities shall be made in the form described in Section 10.01.

                  SECTION 3.02. Denominations. The Securities shall be issuable only in registered form without coupons and only in denominations of $50.00 and any integral multiple thereof.

                  SECTION 3.03. Execution, Authentication, Delivery and Dating. The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries except no corporate seal shall be required for Temporary Securities issued pursuant to Section 3.04; provided, further, that any person duly designated by the Chairman of the Board, the President, a Vice-President or any other officer of the Company may execute the securities on behalf of any or all such persons listed above. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

                  SECTION 3.04. Temporary Securities. Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities, at any office or agency of the Company designated pursuant to
Section 10.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

                  SECTION 3.05. Registrar, Paying Agent and Conversion Agent.
(a) The Company shall maintain in the Borough of Manhattan, City of New York, State of New York and in a European city (only in connection with clauses (ii) and (iii) below) (i) an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), (ii) an office or agency where Securities may be presented for payment ("Paying Agent") and (iii) an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange (the "Security Register"). The Company may appoint the Registrar, the Paying Agent and the Conversion Agent and may appoint one or more co-registrars, one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent and, with respect to payments hereunder by delivery of Common Stock, may include the Stock Transfer Agent, and the term "Conversion Agent" includes any additional conversion agent. The Company may change any Paying Agent, Registrar, co-registrar or

Conversion Agent without prior notice to any Holder. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such. The Company or any of its Affiliates may act as Paying Agent, Registrar, co-registrar or Conversion Agent.

                  Upon surrender for registration of transfer of any Security at an office or agency of the Company, the Company shall execute, and the Trustee shall register on the Security Register and shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations, of a like aggregate principal amount.

                  At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations, of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same obligation and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 9.06, 11.08, 12.01 or 12.02 not involving any transfer.

                  Neither the Company nor the Trustee or Registrar shall be required (a) to issue, authenticate or register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 11.04 and ending at the close of business on the day of such mailing or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  (b) Notwithstanding any provision to the contrary herein, so long as a Global Security remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Security, in whole or in part, or of any beneficial interest therein, shall only be made in accordance with Section 2.02 and this Section; provided, however, that beneficial interests in a Global Security may be transferred to persons who take delivery thereof in the form of a beneficial interest in the same Global Security in accordance with the transfer restrictions set forth in the Restricted Securities Legend and under the heading "Notice to Investors" in the Offering Memorandum.

                  (i) Except for transfers or exchanges made in accordance with any of clauses (b)(ii) through (iv) of this Section, transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

                (ii) Global Security to Restricted Security. If an owner of a beneficial interest in a Global Security deposited with the Depositary or with the Trustee as custodian for the Depositary wishes at any time to transfer its interest in such Global Security to a person who is required to take delivery thereof in the form of a Restricted Security, such owner may, subject to the rules and procedures of the Depositary, cause the exchange of such interest for one or more Restricted Securities of any authorized denomination or denominations and of the same aggregate principal amount. Upon receipt by the Trustee, as Registrar, at its office in The City of New York of (1) instructions from the Depositary directing the Trustee, as Registrar, to authenticate and deliver one or more Restricted Securities of the same aggregate principal amount as the beneficial interest in the Global Security to be exchanged, such instructions to contain the name or names of the designated transferee or transferees, the authorized denomination or denominations of the Restricted Securities to be so issued and appropriate delivery instructions, (2) a certificate in the form of Exhibit B attached hereto given by the owner of such beneficial interest and stating that the person transferring such interest in such Global Security reasonably believes that the person acquiring the Restricted Securities for which such interest is being exchanged is an "accredited investor" (as defined in Rule 501(a) of Regulation D under the Securities Act) and is acquiring such Restricted Securities having an aggregate principal amount of not less than $250,000 for its own account or for one or more accounts as to which the transferee exercises sole investment discretion, (3) a certificate in the form of Exhibit C attached hereto given by the person acquiring the Restricted Securities for which such interest is being exchanged, to the effect set forth therein, and (4) such other certifications, legal opinions or other information as the Company may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, then the Trustee, as Registrar, as the case may be, will instruct the Depositary to reduce or cause to be reduced such Global Security by the aggregate principal amount of the beneficial interest therein to be exchanged and to debit or cause to be debited from the account of the person making such transfer the beneficial interest in the Global Security that is being transferred, and concurrently with such reduction and debit the Company shall execute, and the Trustee shall authenticate and deliver, one or more Restricted Securities of the same aggregate principal amount in accordance with the instructions referred to above.

              (iii) Restricted Security to Restricted Security. If a Holder of a Restricted Security wishes at any time to transfer such Restricted Security to a person who is required to take delivery thereof in the form of a Restricted Security, such Holder may, subject to the restrictions on transfer set forth herein and in such Restricted Security, cause the exchange of such Restricted Security for one or more Restricted Securities of any authorized denomination or denominations and of the same aggregate principal amount. Upon receipt by the Trustee, as Registrar, at its office in The City of New York of (1) such Restricted Security, duly endorsed as provided herein, (2) instructions from such Holder directing the Trustee, as Registrar, to authenticate and deliver one or more Restricted Securities of the same aggregate principal amount as the Restricted Security to be exchanged, such instructions to contain the name of the transferee and the authorized denomination or denominations of the Restricted Securities to be so issued and appropriate delivery instructions, (3) a certificate from the Holder of the Restricted Security to be exchanged in the form of Exhibit B attached hereto, (4) a certificate in the form of Exhibit C attached hereto given by the person acquiring the Restricted Securities for which such interest is being exchanged, to the effect set forth therein, and (5) such other certifications, legal opinions or other information as the Company may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, then the Trustee, as Registrar, shall cancel or cause to be cancelled such Restricted Security and concurrently therewith, the Company shall execute, and the Trustee shall authenticate and deliver, one or more Restricted Securities of the same aggregate principal amount, in accordance with the instructions referred to above.

                (iv) Other Exchanges. In the event that a Global Security is exchanged for Securities in definitive registered form pursuant to this Section, prior to the effectiveness of a Shelf Registration Statement with respect to such Securities, such Securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of clauses (ii) and (iii) above (including the certification requirements intended to ensure that such transfers comply with Rule 144A or Regulation S under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

                  (c) Except in connection with a Shelf Registration Statement contemplated by and in accordance with the terms of the Registration Rights Agreement, if Securities are issued upon the transfer, exchange or replacement of Securities bearing the Restricted Securities Legend set forth in

Exhibit A hereto, or if a request is made to remove such Restricted Securities Legend on Securities, the Securities so issued shall bear the Restricted Securities Legend, or the Restricted Securities Legend shall not be removed, as the case may be, unless there is delivered to the Company such satisfactory evidence, which may include an opinion of counsel licensed to practice law in the State of New York, as may be reasonably required by the Company, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Securities Act or, with respect to Restricted Securities, that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon provision of such satisfactory evidence, the Trustee, at the direction of the Company, shall authenticate and deliver Securities that do not bear the legend.

                  (d) The Trustee shall have no responsibility for any actions taken or not taken by the Depositary.

                  (e) Each Holder of a Security agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder's Security in violation of any provision of this Indenture and/or applicable U.S. Federal or State securities law; provided, however, that such indemnity shall not apply to acts of wilful misconduct or gross negligence on the part of the Company or the Trustee, as the case may be.

                  SECTION 3.06. Mutilated, Destroyed, Lost and Stolen Securities. If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (a) evidence to their satisfaction of the destruction, loss or theft of any Security and (b) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                  SECTION 3.07. Payment of Interest; Mechanics of Payment; Interest Rights Preserved. (a) Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest; provided, however, that the Company may make a Deferral Election on any Interest Payment Date in the event that Globalstar L.P. shall have deferred payment of the Scheduled Distribution in respect of the Preferred Partnership Interest corresponding to such interest payment. Interest Arrearages will not themselves bear interest, but so long as any Interest Arrearage remains outstanding, the Company will be prohibited from paying (i) dividends on its Common Stock, (ii) dividends on any Preferred Stock or (iii) interest on debt ranking pari passu with or junior to the Securities from time to time outstanding, except with respect to any such pari passu debt, on a pro rata basis based on the aggregate principal amount of such debt.

                  (b) Pursuant to the Globalstar Amended Partnership Agreement, Globalstar L.P. shall deliver the Globalstar Interest Payment Notice to the Company not later than 20 Business Days prior to each Interest Payment Date, and in the event such Notice states the Scheduled Distribution due on such Interest Payment Date will include the delivery of Ordinary Partnership Interests, the Company shall deliver to Holders and Globalstar L.P. the GTL Interest Payment Notice not later than 12 Business Days prior to each applicable Interest Payment Date; provided, however, that the Company will only deliver the GTL Interest Payment Notice to the Holders if the form of consideration to be used on the applicable Interest Payment Date includes Common Stock.

                  (c) In the event Globalstar elects to, pursuant to the Globalstar Amended Partnership Agreement, make the Scheduled Distribution due on the Interest Payment Date in cash, the Company shall pay, to the extent such Scheduled Distribution was paid in cash, the applicable interest payment due on such Interest Payment Date in cash.

                  (d) In the event Globalstar elects to, pursuant to the Globalstar Amended Partnership Agreement, make the Scheduled Distribution due on the Interest Payment Date by delivering to the Company Ordinary Partnership Interests, the Company may either (A) issue Common Stock in the manner set forth in paragraph (e) of this Section and pay the applicable amount of interest due in cash from the proceeds of such issuance or (B) deliver shares of Common Stock in the manner set forth in Section 10.01(c).

                  (e) In the event the Company elects to issue Common Stock, the proceeds of which will be used to pay the applicable interest payment due on the Interest Payment Date, the Company shall issue such Common Stock not later than five Business Days prior to the Interest Payment Date.

                  (f) Any Interest Arrearage on any Security may be paid by the Company in any lawful manner not inconsistent with the requirements of the Nasdaq National Market or any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  (g) Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  (h) Securities surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (except Securities called for redemption on a Redemption Date within such period) must be accompanied by payment in cash of an amount equal to the interest thereon which the registered Holder is to receive; provided, that no payment shall be owed or payable to any converting Holder if the Board of Directors of the Company shall have elected to defer the interest payment to be made on such Interest Payment Date pursuant to paragraph (a) of this Section. No other adjustment for interest or dividends, including for any Interest Arrearages, is to be made upon conversion. Fractional shares of Common Stock will not be issued upon conversion, but in lieu thereof the Company will pay a cash adjustment in the manner set forth in Section 12.03.

                  (i) In no event shall the Company make a Deferral Election if Globalstar L.P. has made the applicable Scheduled Distribution.

                  SECTION 3.08. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of the principal or Redemption Price of and (subject to Section 3.07) interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  SECTION 3.09. Cancellation. All Securities surrendered for payment, redemption, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the

Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be delivered to the Company by the Trustee.

                  SECTION 3.10. Computation of Interest. Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

                  SECTION 3.11. CUSIP Number. The Company in issuing Securities may use a "CUSIP" number, and if so, the Trustee may use the CUSIP number in notices of redemption or exchange as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities. The Company will promptly notify the Trustee of any change in the CUSIP number.


                                   ARTICLE IV

                           Satisfaction and Discharge

                  SECTION 4.01. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (a) either

                           (i) all Securities theretofore authenticated and
                  delivered (other than (A) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and (B) Securities for whose payment money and/or Common Stock has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid or redelivered to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

                           (ii) all such Securities not theretofore delivered to
                  the Trustee for cancellation

                                    (A) have become due and payable, or

                                    (B) will become due and payable at their
                           Mandatory Redemption Date within one year, or

                                    (C) are to be called for redemption within
                           one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

                  and the Company, in the case of (A), (B) or (C) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for that purpose (I) money in an amount, or
                  (II) U.S. Government Obligations that, through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount or
                  (III) a combination thereof in each case sufficient to pay and discharge the entire obligation on such Securities not theretofore delivered to the Trustee for cancellation to the date of such deposit (in the case of Securities which have become due and payable) or to the Redemption Date, as the case may be and, in the case of (B) or (C) above, has delivered to the Trustee an Opinion of Counsel stating that (1) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (2) since the date of the Indenture, there has been a change in the applicable United States Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the Securities will not recognize income, gain or loss for United States Federal income tax purposes as a result of such satisfaction and discharge and will be subject to United States Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such satisfaction and discharge had not occurred;

                  (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.06 and the obligations of the Company to any Authenticating Agent under Section 6.13 shall survive.

                  SECTION 4.02. Application of Trust Money. All money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, Redemption Price and interest for whose payment such money has been deposited with the Trustee. All moneys and U.S. Government Obligations deposited with the Trustee pursuant to Section 4.01 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon receipt by the Trustee of an Officers' Certificate.


                                    ARTICLE V

                                    Remedies

                  SECTION 5.01. Collection of Obligations and Suits for Enforcement by Trustee. The Company covenants that if:

                  (a) default is made with respect to any payment due on (including any Interest Arrearage) any Security at the Mandatory Redemption Date thereof; or

                  (b) there is a failure to redeem any Security required to be redeemed on a Provisional Redemption Date or an Optional Redemption Date pursuant to the provisions of this Indenture;

the Company will, upon demand of the Trustee, pay to it (in cash and/or Common Stock, as elsewhere herein provided), for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for the principal or Redemption Price of and interest with interest upon the overdue principal or Redemption Price, (but excluding any Interest Make-Whole Payment), at the rate borne by the Securities; and, in addition thereto, such further amount (payable in cash) as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Company fails to pay such amounts and/or deliver such Common Stock forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of sums so due and unpaid (including the delivery of such Common Stock), may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

                  SECTION 5.02. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal or Redemption Price of the Securities shall then be due and payable as therein expressed and irrespective of whether the Trustee shall have made any demand on the Company for the payment thereof) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (a) to file and prove a claim for the whole amount of principal or Redemption Price and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same after deduction of its charges and expenses;

and any receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.06.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan or reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  SECTION 5.03. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

                  SECTION 5.04. Application of Money Collected. Subject to
Article XIII, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or Redemption Price or interest upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  (a) to the payment of all amounts due the Trustee under Section 6.06;

                  (b) to the payment of the amounts then due and unpaid for principal or Redemption Price of and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal or Redemption Price and interest respectively; and

                  (c) to the payment of the remainder, if any, to the Company, its successors or assigns, or to whomsoever may be lawfully entitled to the same, or as a court of competent jurisdiction may determine.

                  SECTION 5.05. Limitation on Suits. No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (a) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in its own name as Trustee hereunder;

                  (b) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (c) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (d) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

                  SECTION 5.06. Right of Holders To Receive Principal, Premium and Interest and To Convert. Notwithstanding any other provision in this Indenture, but subject to Article XIII, the Holder of any Security shall have the right to receive payment of the principal or Redemption Price of and (subject to Section 3.07) interest on such Security on the Mandatory Redemption Date expressed in such Security (or on any other Redemption Date) and to convert such Security in accordance with Article XII and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

                  SECTION 5.07. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  SECTION 5.08. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 5.09. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any default shall impair any such right or remedy or constitute a waiver of any such default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  SECTION 5.10. Control by Holders. The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that:

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (b) such direction is not unduly prejudicial to the other Holders or may involve the Trustee in personal liability or if the Trustee determines that it does not have sufficient indemnity against any loss or expense connected to such action; and

                  (c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  SECTION 5.11. Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default:

                  (a) in the payment of the principal or Redemption Price of or interest on any Security; or

                  (b) in respect of a covenant or provision hereof which under
         Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

                  Upon any such waiver, such default shall cease to exist, and shall be deemed to have been cured, for every purpose of this Indenture but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  SECTION 5.12. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Security by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities or to any suit instituted by any Holder for the enforcement of the payment of the principal or Redemption Price of or interest on any Security on or after the Mandatory Redemption Date expressed in such Security (or on or after any other Redemption Date) or for the enforcement of the right to convert any Security in accordance with Article XII.

                  SECTION 5.13. Waiver of Stay, Usury or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, usury or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  SECTION 5.14. Voting Rights Upon a Deferral Trigger Event. (a) Upon a Deferral Trigger Event, (i) as provided in the Globalstar Amended Partnership Agreement, the number of members of the General Partners' Committee of Globalstar L.P. will be increased by one and the Holders of the Securities, voting separately as a class with the holders of any other securities upon which similar voting rights have been conferred and are exercisable, will be entitled to elect one representative to the General Partners' Committee (the "CPE Representative") and (ii) as provided in the Lock-Up Agreement, Loral SpaceCom shall use its best efforts to cause the shareholders of the Company to approve and elect a nominee to the Board of Directors of the Company designated by the Holders of the Securities (the "CPE Nominee"). If the shareholders shall fail to approve such CPE Nominee, Loral SpaceCom will seek the resignation of a Loral SpaceCom Designee director from the Board of Directors and will use its best efforts to cause the Board of Directors to appoint the CPE Nominee to the Board of Directors until the next annual meeting of shareholders of the Company, at which time such appointment will be submitted to the shareholders of the Company for their approval; provided, however, that if such shareholder approval is not obtained, the procedures described in clause (ii) above shall continue to be in effect.

                  (b) The CPE Representative and the CPE Nominee, if appointed to the Board of Directors, will promptly resign upon receipt of notice from the Company that all Interest Arrearages with respect to the Securities have been paid.


                                   ARTICLE VI

                                   The Trustee

                  SECTION 6.01. Certain Duties and Responsibilities. (a) The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

                  (b) In the absence of wilful misconduct on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether they conform to the requirements of this Indenture.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

                  (i) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

                (ii) the Trustee shall not be liable for any error of judgment made by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

              (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  SECTION 6.02. Certain Rights of Trustee. Except as otherwise provided in Section 6.01:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

                  SECTION 6.03. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the

Securities. The Trustee shall not be accountable for the use or application by the Company or any Paying Agent other than the Trustee of Securities or the proceeds thereof.

                  SECTION 6.04. May Hold Securities. The Trustee, any Authenticating Agent, any Paying Agent, any Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner of Securities and, subject to Section 6.11 and to Section 310(b) of the Trust Indenture Act, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Registrar or such other agent.

                  Subject to Section 310(b) of the Trust Indenture Act, the Trustee may become and act as trustee under other indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding in the same manner as if it were not Trustee.

                  SECTION 6.05. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

                  SECTION 6.06. Compensation and Reimbursement. The Company agrees:

                  (a) to pay to the Trustee from time to time such compensation as may be agreed upon by the Trustee and the Company from time to time for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents, counsel and other persons not regularly in its employ), except to the extent any such expense,, disbursement or advance may be attributable to its negligence or bad faith; and

                  (c) to indemnify the Trustee (in its individual capacity and as Trustee), its officers, directors, attorneys-in-fact and agents for, and to hold each such person harmless against, any and all loss, claim, damage, liability or expense, including taxes (other than taxes based on the income of such person) incurred without negligence or bad faith on such person's part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  The obligations of the Company under this Section 6.06 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional obligations hereunder and shall survive the satisfaction and discharge of this Indenture. To secure the Company's payment obligations in this Section 6.06, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee except money or property held in trust to pay the principal of or Redemption Price of or interest on particular Securities and such lien shall survive the satisfaction and discharge of the Indenture and any other termination of the Indenture including any termination under any bankruptcy law. When the Trustee incurs expenses or renders services in connection herewith, the Holders by their acceptance of the Securities hereby agree that such expenses and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law. "Trustee" for the purposes of this Section
         6.06 shall include any predecessor Trustee, but the negligence or willful misconduct of any Trustee shall not affect the indemnification of any other Trustee.

                  SECTION 6.07. Corporate Trustee Required; Eligibility. The Trustee shall at all times satisfy the requirements of Section 310 of the Trust Indenture Act and together with its immediate parent maintain a combined capital and surplus of at least $50,000,000, be subject to supervision or examination by Federal or State authority and have its Corporate Trust Office in The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  SECTION 6.08. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.09. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of notice of resignation or removal, the Trustee resigning or being removed may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company.

                  (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

                  (d) If at any time:

                  (i) the Trustee shall cease to be eligible under Section 6.07 and shall fail to resign after written request therefor by the Company or by any such Holder; or

                (ii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee, or (B) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, the Trustee or any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

                  SECTION 6.09. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges pursuant to
Section 6.06, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the

Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts. Any retiring Trustee shall, nevertheless, retain a lien on all property or funds held or collected by such Trustee (except money or property held in trust to pay the principal or Redemption Price or interest on particular Securities) to secure any amounts then due pursuant to the provisions of Section 6.06.

                  Upon acceptance of appointment by a successor Trustee as provided in this Section, the Company shall cause such successor Trustee to mail notice of succession of such Trustee hereunder to all Holders of Securities as the names and addresses of such Holders appear on the Security Register.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article and qualified under Section 310 of the Trust Indenture Act.

                  SECTION 6.10. Merger, Conversion, Consolidation or Succession to Business. Any trust company, banking corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any trust company, banking corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any trust company, banking corporation or national banking association succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided, that such trust company, banking corporation or national banking association shall be otherwise eligible under this Article and qualified under Section 310 of the Trust Indenture Act, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

                  SECTION 6.11. Preferential Collection of Claims Against Company. The Trustee is subject to Section 311(a) and (b) of the Trust Indenture Act. Any Trustee that has resigned or been removed shall be subject to Section 311(a)
and (b) of the Trust Indenture Act to the extent indicated therein.

                  SECTION 6.12. Appointment of Authenticating Agent. The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any trust company, banking corporation or national banking association into which an Authenticating Agent may be merged or converted or with which it may be consolidated or any trust company, banking corporation or national banking association resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any trust company, banking corporation or national banking association succeeding to all or substantially all the corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent; provided, that such trust company, banking corporation or national banking association shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of his Section.

                  The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

                  If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                  This is one of the Securities referred to in the within-mentioned Indenture.


Dated:


                                    THE BANK OF NEW YORK, as
                                    Trustee,

                                       by
                                          --------------------------
                                           As Authenticating Agent

                                       by

                                          --------------------------
                                           Authorized Signatory


                                   ARTICLE VII

                Holders' Lists and Reports by Trustee and Company

                  SECTION 7.01. Company To Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee:

                  (a) quarterly, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Registrar.

                  SECTION 7.02. Preservation of Information; Communications to Holders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

                  (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business

Days after the receipt of such application, at its election, either:

                  (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.02(a), or

                (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

                  If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with
Section 7.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.02(b).

                  SECTION 7.03. Reports by Trustee. (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant hereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within 60 days after each May 15 following the date of this Indenture, deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when, if ever, the Securities are listed on any stock exchange.

                  SECTION 7.04. SEC Reports; Reports by Company. (a) Whether or not required by the rules and regulations of the SEC, so long as any Securities are outstanding, the Company shall file with the Commission and, if requested, furnish to the Trustee and to the Holders all quarterly and annual financial information required to be contained in a filing with the Commission on Forms 10-Q and 10-K, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to annual information only, a report thereon by the Company's certified independent accountants;

                  (b) The Company shall also (1) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and (2) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs
(b)(1) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                  (c) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                  SECTION 7.05. Compliance Certificate. The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, an Officers' Certificate stating that a review of the activities of the Company and its subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under, and complied with the covenants and conditions contained in, this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his knowledge the Company has kept, observed, performed and fulfilled each and every covenant, and complied with the covenants and conditions contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof and that to the best of his knowledge no event has occurred and remains in existence by reason of which any payments on account of the Securities are prohibited.

                  One of the Officers signing such Officers' Certificate shall be either the Company's principal executive officer, principal financial officer or principal accounting officer.


                                  ARTICLE VIII

                  Consolidation, Merger, Conveyance or Transfer

                  SECTION 8.01. Company May Consolidate, etc., Only on Certain Terms. The Company shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                  (a) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal or Redemption Price of and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Section 12.10; and

                  (b) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  SECTION 8.02. Successor Corporation Substituted. Upon any consolidation or merger or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 8.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                   ARTICLE IX

                             Supplemental Indentures

                  SECTION 9.01. Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, when authorized by a Board Resolution, the Company may and the Trustee, at any time and from time to time, shall enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (a) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (b) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

                  (c) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Section 12.06; or

                  (d) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided, that such action shall not adversely affect the interests of the Holders in any material respect; or

                  (e) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect or maintain the qualification of this Indenture under the Trust Indenture Act, or under any similar Federal statute hereafter enacted.

                  SECTION 9.02. Supplemental Indentures with Consent of Holders. With the consent of the Holders of not less than two-thirds in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, may and the Trustee shall enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (a) change the Mandatory Redemption Date of any Security, or the due date of any installment of interest on, any Security, or reduce the principal amount or

         Redemption Price thereof or the rate of interest thereon or the amount of any Interest Make-Whole Payment, or change the place of payment where, or the coin or currency in which, any Security or any payment thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Mandatory Redemption Date (or on or after other Redemption Dates), or adversely affect the right to convert any Security as provided in Article XII, or adversely affect the right to require the Company to redeem the Securities as provided in Article XI or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders, or

                  (b) reduce the percentage in principal amount of the Outstanding Securities the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (c) modify any of the provisions of this Section or Section 5.11, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  SECTION 9.03. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  SECTION 9.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be, and shall be deemed to be, modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                  SECTION 9.05. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

                  SECTION 9.06. Reference in Securities to Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


                                    ARTICLE X

                                    Covenants

                  SECTION 10.01. Payment of Principal, Premium and Interest. The Company will duly and punctually pay or cause to be paid by no later than one Business Day prior to the date such payment is due the principal or Redemption Price of and interest on the Securities in accordance with the terms of the Securities and this Indenture; provided, however, that the Company may defer paying interest on any Interest Payment Date to the extent provided in Section 3.07.

                  (b) The Company may make any payments due on the Securities, including redemption payments, interest payments and the Interest Make-Whole Payment, (i) in cash, (ii) by delivery of Common Stock (in the manner described in paragraph (c) of this Section); or (iii) through any combination of the foregoing; provided, however, that if Globalstar L.P. shall have paid the Scheduled Distribution or the Globalstar Corresponding Redemption on the Preferred Partnership Interests in cash, the Company shall make the corresponding payment in cash. The Company may make a cash payment from the proceeds of an issuance of Common Stock following a payment by Globalstar L.P. through a delivery of Ordinary Partnership Interests. The Company also may make any interest payments notwithstanding the fact that it shall not have received a Scheduled Distribution on the Preferred Partnership Interests for the corresponding Interest Payment Date.

                  (c) If the Company elects to deliver any Common Stock in lieu of a cash payment on any applicable date of payment, the Company shall deliver, in the aggregate, the number of shares of Common Stock equal to (i) the amount of payment that is not being paid in cash divided (ii) by: (A) in the case of interest payments and any Interest Make-Whole Payment, 90% of the Average Market Value of the Common Stock; or (B) in the case of all other payments, 100% of the Average Market Value of the Common Stock. No fractional shares of Common Stock will be delivered to a Holder, but the Company shall instead pay a cash adjustment determined as set forth in Section 12.03. Any portion of principal that is declared and not paid through the delivery of shares of Common Stock shall be paid in cash.

                  SECTION 10.02. Maintenance of Office or Agency. The Company will maintain in The City of New York and in a European city an office or agency where Securities may be presented or surrendered for payment or repurchase where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such offices or agencies. If at any time the Company shall fail to maintain any such required offices or agencies or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies (in or outside The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  SECTION 10.03. Security Payments To Be Held in Trust. If the Company shall at any time act as its own Paying Agent it will, on or before each due date with respect to any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto the applicable amount of cash or Common Stock, as the case may be, sufficient to pay, in the case of a cash payment, or deliver, in the case of delivery of Common Stock, the amount so becoming due and not deferred pursuant to a Deferral Election until such cash shall be paid or such Common Stock shall be delivered to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents, it will prior to each due date with respect to any Securities, deposit with a Paying Agent the applicable amount of cash or Common Stock, as the case may be, sufficient to pay, in the case of a cash payment, or deliver, in the case of delivery of Common Stock, the amount so becoming due and not deferred pursuant to a Deferred Election, to be held in trust for the benefit of the Persons entitled to such payment or delivery, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (a) hold all cash or Common Stock, as the case may be, held by it for payment or delivery with respect to Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid or delivered to such Persons or otherwise disposed of as herein provided;

                  (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment or delivery that has not been deferred pursuant to a Deferral Election; and

                  (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay, in the case of cash, or deliver, in the case of Common Stock, to the Trustee all such cash or Common Stock so held in trust by such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, in the case of cash, or deliver, in the case of Common Stock, or by Company Order direct any Paying Agent to pay, in the case of cash, or deliver, in the case of Common Stock, to the Trustee all such cash or Common Stock held in trust by the Company or such Paying Agent, to be held by the Trustee upon the same trusts as those upon which such cash or Common Stock were held by the Company or such Paying Agent; and, upon such payment or delivery, as the case may be, by the Company or any Paying Agent to the Trustee, the Company or such Paying Agent shall be released from all further liability with respect to such cash or Common Stock.

                  The Company may use, with respect to Security payments by delivery of Common Stock, its then current transfer agent to act as a Paying Agent.

                  Any cash or Common Stock deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for payment or delivery with respect to any Security and remaining unclaimed for two years after the applicable due date shall be returned to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment or delivery thereof, and all liability of the Trustee or such Paying Agent with respect to such cash or Common Stock, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such return, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such cash or Common Stock remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such cash or Common Stock then remaining will be returned to the Company.

                  SECTION 10.04. Corporate Existence. Subject to Article VIII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

                  SECTION 10.05. Waiver of Certain Covenants. The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 10.04, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.


                                   ARTICLE XI

                            Redemption of Securities

                  SECTION 11.01. Right of Redemption; Mechanics of Redemption.
(a) The Securities (i) may be redeemed, pursuant to either a Provisional Redemption (as described in Section 5 of the Security, any such Provisional Redemption shall include any Interest Make-Whole Payment) or Optional Redemption (as described in Section 6 of the Security), at the election of the Company, as a whole or from time to time in part, at any time permitted under the terms of such Sections of the Securities, and (ii) shall be redeemed at the Mandatory Redemption Date, any such Redemption at the Redemption Prices specified in the Security set forth for redemptions, together with accrued interest to the applicable Redemption Date.

                  (b) Pursuant to the Globalstar Amended Partnership Agreement, Globalstar L.P. shall deliver a Globalstar Redemption Notice to the Company not later than 20 Business Days prior to each such Redemption Date. The Company shall deliver the GTL Redemption Notice no later than one Business Day following receipt of the Globalstar Redemption Notice, and in the event the Globalstar Redemption Notice states the Globalstar Corresponding Redemption due on such Redemption Date will include the delivery of Ordinary Partnership Interests, the Company shall deliver to the Holders and Globalstar L.P. a GTL Response Redemption Notice not later than 12 Business Days prior to such Redemption Date; provided, however, the Company will only deliver the GTL Response Redemption Notice to the Holders if the form of consideration to be used includes Common Stock.

                  (c) In the event Globalstar elects to, pursuant to the Globalstar Amended Partnership Agreement, make the Globalstar Corresponding Redemption on the Redemption Date in cash, the Company shall, to the extent such Corresponding Globalstar Redemption was paid in cash, make the applicable redemption payment due on such Redemption Date in cash.

                  (d) In the event Globalstar elects to, pursuant to the Globalstar Amended Partnership Agreement, make the Globalstar Corresponding Redemption due on the Redemption Date by delivering to the Company Ordinary Partnership Interests, the Company may either (A) issue Common Stock in the manner set forth in paragraph (e) of this Section and pay the applicable redemption payment in cash from the proceeds of such issuance or (B) deliver shares of Common Stock in the manner set forth in Section 10.01(c).

                  (e) In the event the Company elects to issue Common Stock, the proceeds of which will be used to pay the applicable redemption payment due on such Redemption Date, the Company shall issue such Common Stock not later than five Business Days prior to such Redemption Date.

                  (f) The Company may not initiate either a Provisional Redemption or an Optional Redemption unless and until it receives the Globalstar Redemption Notice.

                  SECTION 11.02. Applicability of Article. Redemption of Securities at the election of the Company or otherwise as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

                  SECTION 11.03. Election To Redeem. The election of the Company to redeem any Securities pursuant to Section 11.01 shall be evidenced by a Board Resolution.

                  SECTION 11.04. Selection by Trustee of Securities To Be Redeemed. If less than all the Securities are to be redeemed the particular Securities to be redeemed shall be selected not more than 20 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, pro rata or by lot or by such other method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $50.00 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $50.00.

                  If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection but not for the purpose of the payment of the Redemption Price.

                  The Trustee shall promptly notify the Company and the Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

                  SECTION 11.05. Notice of Redemption. Whenever a GTL Redemption Notice or GTL Response Redemption Notice is required to be delivered to the Holders, such Notice shall provide the information set forth in the definition thereof and be given by first class mail, postage prepaid to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                  In addition, all GTL Redemption Notices shall identify the Securities to be redeemed (including CUSIP number) and shall state:

                  (1) the Redemption Date;

                  (2) the Redemption Price;

                  (3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

                  (4) that on the Redemption Date the Redemption Price, together with (unless the Redemption Date shall be an Interest Payment Date) interest accrued and unpaid to the Redemption Date, will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date;

                  (5) the conversion price, the date on which the right to convert the principal of the Securities to be redeemed will terminate and the place or places where such Securities may be surrendered for conversion; and

                  (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

                  The GTL Redemption Notice and the GTL Response Redemption Notice shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company; provided, however, that if the Company so requests, it shall provide the Trustee adequate time, as reasonably determined by the Trustee, to deliver such notices in a timely fashion.

                  SECTION 11.06. Deposit of Redemption Price. Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust) an amount of consideration sufficient to pay, in the case of a cash payment, or deliver, in the case of delivery of Common Stock, the Redemption Price of and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

                  If any Security called for redemption is converted, any cash or Common Stock deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in Section 3.07(h)) be paid or delivered to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust. Any Interest Make-Whole Payment will be paid to the Holder of Record on the date of conversion or Redemption Date, as the case may be.

                  SECTION 11.07. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest, including any Interest Make-Whole Payment) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid, subject to Section 3.07(h), by the Company at the Redemption Price, together with accrued interest to the Redemption Date.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the Redemption Price thereof, exclusive of accrued interest and including any Interest Make-Whole Payment, shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

                  SECTION 11.08. Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at any office or agency of the Company designated for that purpose (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Trustee and the Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                   ARTICLE XII

                            Conversion of Securities

                  SECTION 12.01. Conversion Privilege and Conversion Price. Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Security or any portion of the principal amount thereof which is $50.00 or an integral multiple thereof may be converted at the principal amount thereof, or of such portion thereof, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company, at the conversion price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall expire at the close of business on the Business Day preceding the Mandatory Redemption Date. In case a Security or portion thereof is called for redemption, such conversion right in respect of the Security or portion so called shall expire at the close of business on the Business Day preceding the Redemption Date, unless the Company defaults in making the payment due upon redemption.

                  The price at which shares of Common Stock shall be delivered upon conversion (herein called the "Conversion Price") shall be initially $65.00 per share of Common Stock. The Conversion Price shall be adjusted in certain instances as provided in Section 12.04 and Section 12.06.

                  SECTION 12.02. Exercise of Conversion Privilege. In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security, duly endorsed or assigned to the Company or in blank, at any office or agency of the Company maintained for that purpose, accompanied by written notice to the Company at such office or agency that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. In connection with the exercise of the conversion privilege by a Holder prior to a Redemption Date, a Holder's right to exercise his conversion privilege shall terminate at the close of business on the Business Day prior to the Redemption Date. Securities surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of Securities or portions thereof which have been called for redemption on a Redemption Date within such period) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount in cash equal to the interest payable on such Interest Payment Date on the principal amount of Securities being surrendered for conversion. Except as provided in the preceding sentence and subject to Section 3.07(h), no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion. In no event shall the Company be obligated to pay any converting Holder any unpaid Interest Arrearages upon conversion.

                  Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the person or persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 12.03.

                  In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Security.

                  SECTION 12.03. Fractions of Shares. No fractional shares of Common Stock shall be issued upon the conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the closing price (as defined in Section 12.04(g)(i)) per share of Common Stock at the close of business on the Business Day prior to the day of conversion.

                  SECTION 12.04. Adjustment of Conversion Price. The Conversion Price shall be adjusted from time to time by the Company as follows:

                  (a) If the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date (as defined in Section 12.04(g)) fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the Record Date. If any dividend or distribution of the type described in this Section 12.04(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

                  (b) If the Company shall issue rights or warrants to all holders of its outstanding shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as defined in Section 12.04 (g)) (other than the GTL Guarantee Warrants) on the Record Date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect at the opening of business on the date after such Record Date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price and of which the denominator shall be the number of shares of Common

         Stock outstanding at the close of business on the Record Date plus the total number of additional shares of Common Stock so offered for subscription or purchase. Such adjustment shall become effective immediately after the opening of business on the day following the Record Date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, with the value of such consideration, if other than cash, to be determined by the Board of Directors.

                  (c) If the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, if the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (d) If the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Company

         (other than any dividends or distributions to which Section 12.04(a) applies) or evidences of its indebtedness, cash or other assets (including securities, but excluding any rights or warrants of a type referred to in Section 12.04(b) and dividends and distributions paid exclusively in cash and excluding any capital stock, evidences of indebtedness, cash or assets distributed upon a merger or consolidation to which Section 12.10 applies) (the foregoing hereinafter in this
         Section 12.04(d) called the "Distributed Securities"), then, in each such case, the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Record Date (as defined in Section 12.04(g)) with respect to such distribution by a fraction of which the numerator shall be the Current Market Price (determined as provided in Section 12.04(g)) on such date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) on such date of the portion of the Distributed Securities so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following the Record Date; provided, however, that, in the event the then fair market value (as so determined) of the portion of the Distributed Securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder of Securities shall have the right to receive upon conversion of a Security (or any portion thereof) the amount of Distributed Securities such Holder would have received had such Holder converted such Security (or portion thereof) immediately prior to such Record Date. If such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 12.04(d) by reference to the actual or when issued trading market for any securities comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price pursuant to Section 12.04(g) to the extent possible.

                  Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Dilution Trigger Event"):
         (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 12.04(d) (and no adjustment to the Conversion Price under this Section 12.04(d) shall be required) until the occurrence of the earliest Dilution Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment to the Conversion Price under this Section 12.04(d) shall be made. If any such rights or warrants, including any such existing rights or warrants distributed prior to the date of this Indenture, are subject to subsequent events, upon the occurrence of each of which such rights or warrants shall become exercisable to purchase different securities, evidences of indebtedness or other assets, then the occurrence of each such event shall be deemed to be such date of issuance and record date with respect to new rights or warrants (and a termination or expiration of the existing rights or warrants without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Dilution Trigger Event with respect thereto, that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Price under this Section 12.04 was made,
         (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Dilution Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common

         Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the Conversion Price shall be readjusted as if such rights and warrants had not been issued.

                  Notwithstanding any other provision of this Section 12.04(d) to the contrary, rights, warrants, evidences of indebtedness, other securities, cash or other assets (including, without limitation, any rights distributed pursuant to any stockholder rights plan) shall be deemed not to have been distributed for purposes of this Section 12.04(d) if the Company makes proper provision so that each Holder of Securities who converts a Security (or any portion thereof) after the date fixed for determination of stockholders entitled to receive such distribution shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion, the amount and kind of such distributions that such Holder would have been entitled to receive if such Holder had, immediately prior to such determination date, converted such Security into Common Stock.

                  For purposes of this Section 12.04(d) and Sections 12.04(a) and (b), any dividend or distribution to which this Section 12.04(d) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock to which
         Section 12.04(b) applies (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such shares of Common Stock or rights or warrants to which Section 12.04(b) applies (and any Conversion Price reduction required by this Section 12.04(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Price reduction required by Sections 12.04(a) and (b) with respect to such dividend or distribution shall then be made), except that (a) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "Record Date fixed for such determination" and "Record Date" within the meaning of Section 12.04(a) and as "the date fixed for the determination of stockholders entitled to receive such rights or warrants", "the Record Date fixed for the determination of the stockholders entitled to receive such rights or warrants" and "such Record Date" within the meaning of Section 12.04(b), and (b) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 12.04(a).

                  (e) If the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed upon a merger or consolidation to which Section 12.10 applies or as part of a distribution referred to in Section 12.04(d)) in an aggregate amount that, combined together with (1) the aggregate amount of any other such distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this Section 12.04(e) has been made, and (2) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) of consideration payable in respect of any tender offer by the Company for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to Section 12.04(f) has been made, exceeds 10% of the product of the Current Market Price (determined as provided in Section 12.04(g)) on the Record Date with respect to such distribution times the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such Record Date by a fraction (i) the numerator of which shall be equal to the Current Market Price on the Record Date less an amount equal to the quotient of
         (x) the excess of such combined amount over such 10% and (y) the number of shares of Common Stock outstanding on the Record Date and (ii) the denominator of which shall be equal to the Current Market Price on such Record Date; provided, however, that, if the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder of Securities shall have the right to receive upon conversion of a Security (or any portion thereof) the amount of cash such Holder would have received had such Holder converted such Security (or portion thereof) immediately prior to such Record Date. If such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. Any cash distribution to all holders of Common Stock as to which the Company makes the election permitted by Section 12.04(m) and as to which the Company has complied with the requirements of such Section shall be treated as not having been made for all purposes of this Section 12.04(e).

                  (f) If a tender offer made by the Company or any of its subsidiaries for all or any portion of the Common Stock expires and such tender offer (as amended upon the expiration thereof) requires the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) that, combined together with (1) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors), as of the expiration of such tender offer, of consideration payable in respect of any other tender offers, by the Company or any of its subsidiaries for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this
         Section 12.04(f) has been made and (2) the aggregate amount of any distributions to all holders of the Common Stock made exclusively in cash within 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to Section 12.04(e) has been made, exceeds 10% of the product of the Current Market Price (determined as provided in Section 12.04(g)) as of the last time (the

         "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date of the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and
         (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction (if any) to become effective immediately prior to the opening of business on the day following the Expiration Time. If the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender offer had not been made. If the application of this Section 12.04(f) to any tender offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer under this Section 12.04(f).

                  (g) For purposes of this Section 12.04, the following terms shall have the meaning indicated:

                           (i) "closing price" with respect to any securities on
                  any day means the closing price on such day or, if no such sale takes place on such day, the average of the reported high and low prices on such day, in each case on The Nasdaq National Market or the New York Stock Exchange, as applicable, or, if such security is not listed or admitted to trading on such national market or exchange, on the principal national securities exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the high and low prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated or a similar generally accepted reporting service, or, if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors.

                         (ii) "Current Market Price" means the average of the
                  daily closing prices per share of Common Stock for the 10 consecutive trading days immediately prior to the date in question; provided, however, that (A) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 12.04(a), (b), (c), (d), (e) or (f) occurs during such 10 consecutive trading days, the closing price for each trading day prior to the "ex" date for such other event shall be adjusted by multiplying such closing price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event, (B) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 12.04(a), (b), (c), (d),
                  (e) or (f) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the closing price for each trading day on and after the "ex" date for such other event shall be adjusted by multiplying such closing price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event and (C) if the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (A) or (B) of this proviso, the closing price for each trading day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 12.04(d) or (f), whose determination shall be conclusive and described in a resolution of the Board of Directors) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For purposes of any computation under Section 12.04(f), the Current Market Price on any date shall be deemed to be the average of the daily closing prices per share of Common Stock for such day and the next two succeeding trading days; provided, however, that, if the "ex" date for any event (other than the tender offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to
                  Section 12.04(a), (b), (c), (d), (e) or (f) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the closing price for each trading day on and after the "ex" date for such other event shall be adjusted by multiplying such closing price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date (I) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the closing price was obtained without the right to receive such issuance or distribution, (II) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective and

                  (III) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time of such offer. Notwithstanding the foregoing, whenever successive adjustments to the Conversion Price are called for pursuant to this Section 12.04, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 12.04 and to avoid unjust or inequitable results, as determined in good faith by the Board of Directors.

                       (iii) "fair market value" shall mean the amount which a
                  willing buyer would pay a willing seller in an arm's-length transaction.

                         (iv) "Record Date" shall mean, with respect to any
                  dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

                  (h) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 12.04(i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 12 shall be made by the Company and shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                  No adjustment need be made for a change in the par value or no par value of the Common Stock.

                  (i) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly file with the Trustee an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to each Holder of Securities at such Holder's last address appearing on the register of Holders maintained for that purpose within 20 days of the effective date of such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

                  (j) In any case in which this Section 12.04 provides that an adjustment shall become effective immediately after a Record Date for an event, the Company may defer until the occurrence of such event issuing to the Holder of any Security converted after such Record Date and before the occurrence of such event the additional shares of common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment.

                  (k) For purposes of this Section 12.04, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

                  (l) In lieu of making any adjustment to the Conversion Price pursuant to Section 12.04(e), the Company may elect to reserve an amount of cash for distribution to the Holders of Securities upon the conversion of the Securities so that any such Holder converting Securities will receive upon such conversion, in addition to the shares of Common Stock and other items to which such Holder is entitled, the full amount of cash which such Holder would have received if such Holder had, immediately prior to the Record Date for such distribution of cash, converted its Securities into Common Stock, together with any interest accrued with respect to such amount, in accordance with this
         Section 12.04(m). The Company may make such election by providing an Officers' Certificate to the Trustee to such effect on or prior to the payment date for any such distribution and depositing with the Trustee on or prior to such date an amount of cash equal to the aggregate amount that the Holders of Securities would have received if such Holders had, immediately prior to the Record Date for such distribution, converted all the Securities into Common Stock. Any such funds so deposited by the Company with the Trustee shall be invested by the Trustee in U.S. Government Obligations with a maturity not more than three months from the date of issuance. Upon conversion of Securities by a Holder thereof, such Holder shall be entitled to receive, in addition to the Common Stock issuable upon conversion, an amount of cash equal to the amount such Holder would have received if such Holder had, immediately prior to the Record Date for such distribution, converted its Securities into Common Stock, along with such Holder's pro rata share of any accrued interest earned as a consequence of the investment of such funds. Promptly after making an election pursuant to this Section 12.04(m), the Company shall give or shall cause to be given notice to all Holders of Securities of such election, which notice shall state the amount of cash per $100 principal amount of Securities such Holders shall be entitled to receive (excluding interest) upon conversion of the Securities as a consequence of the Company having made such election.

                  SECTION 12.05. Notice of Adjustment of Conversion Price. Whenever the conversion price is adjusted as provided in Section 12.04:

                  (a) the Company shall compute the adjusted conversion price in accordance with Section 12.04 and shall prepare a certificate signed by any Vice President or the Treasurer of the Company setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based and the effective date of such adjustment, and such certificate shall forthwith be filed at each office or agency maintained for the purpose of conversion of Securities; and

                  (b) a notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price shall, as soon as practicable, be mailed by the Company to all Holders at their last addresses as they shall appear in the Security Register.

                  SECTION 12.06. Provisions in Case of Consolidation, Merger or Conveyance or Transfer of Properties and Assets. In case of any consolidation of the Company with, or merger of the Company into, any other corporation, or in case of any merger of another corporation into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), or in case of any conveyance or transfer of the properties and assets of the Company substantially as an entirety, the corporation formed by such consolidation or resulting from such merger or which acquires by conveyance or transfer such properties and assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 12.01, to convert such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger, conveyance or transfer, assuming such holder of Common Stock of the Company failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer (provided that, if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer is not the same for each share of Common Stock of the Company in respect of which such rights of election shall not have been exercised ("nonelecting share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer by each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares). Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section shall similarly apply to successive consolidations, mergers, conveyances or transfers. The Company will not become a party to any consolidation or merger unless the terms of such consolidation or merger are consistent with this Section.

                  SECTION 12.07. Notice of Certain Corporate Action. In case:

                  (a) the Company shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than in cash out of its earned surplus; or

                  (b) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

                  (c) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or transfer of all or substantially all the assets of the Company; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed with the Trustee and at each office or agency maintained for the purpose of conversion of Securities, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least 20 days (or 10 days in any case specified in clause
(a) or (b) above) prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give the notice requested by this Section or any defect therein shall not affect the legality or validity of any dividend, distribution, right, warrant, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up, or the vote upon any such action.

                  SECTION 12.08. Company To Reserve Common Stock. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock then issuable upon the conversion of all outstanding Securities.

                  SECTION 12.09. Taxes on Conversions. The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

                  SECTION 12.10. Covenant as to Common Stock. The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be duly and validly issued and fully paid and nonassessable and, except as provided in Section 12.08, the Company will pay all taxes, liens and charges with respect to the issue thereof.

                  SECTION 12.11. Responsibility of Trustee. The Trustee, subject to the provisions of Section 6.01, and any conversion agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture, provided to be employed, in making the same. The Trustee has no duty to determine whether a supplemental indenture under this Article need be entered into or whether any provisions of any supplemental indenture are correct. Neither the Trustee nor any conversion agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any other securities or property, which may at any time be issued or delivered upon the conversion of any Security; and it or they do not make any representation with respect thereto. Neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion; and the Trustee, subject to the provisions of Section 6.01, and any conversion agent shall not be responsible for any failure of the Company to comply with any of the covenants of the Company contained in this Article.


                                  ARTICLE XIII

                           Subordination of Securities

                  SECTION 13.01. Securities Subordinate to Debt Obligations. The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of Securities, by his acceptance thereof likewise covenants and agrees, that all Securities issued hereunder shall be subordinated and subject, to the extent and in the manner herein set forth, in right of payment to the prior payment in full of all Debt Obligations.

                  SECTION 13.02. No Payments When Debt Obligations in Default; Payment Over of Proceeds upon Dissolution, etc. In the event the Company shall default in the payment of any Debt Obligation when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise, then, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash or property, by setoff or otherwise) shall be made or agreed to be made on account of the principal of or Redemption Price of or interest on the Securities (excepting cash payment for fractional shares).

                  Upon the happening of an event of default with respect to any Debt Obligation, as defined therein or in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof (under circumstances when the terms of the preceding paragraph are not applicable), unless and until such event of default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash or property by setoff or otherwise) shall be made or agreed to be made on account of the principal of or Redemption of or interest on the Securities (excepting cash payment for fractional shares).

                  In the event of:

                  (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Company or its property;

                  (b) any proceeding for the liquidation, dissolution or other winding up of the Company or its property;

                  (c) any assignment by the Company for the benefit of creditors; or

                  (d) any other marshalling of the assets of the Company;

all Debt Obligations (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution (direct or indirect), whether in cash, property or securities, by setoff or otherwise, shall be made to any Holder on account of any Securities, and to that end any payment or distribution, whether in cash, property or securities (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article with respect to the Securities, to the payment of all Debt Obligations at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment) which would otherwise (but for the subordination provisions contained in this Article) be payable or deliverable in respect of the Securities shall be paid or delivered directly to the holders of Debt Obligations, as their respective interests may appear, until all Debt Obligations (including any interest thereon accruing after the commencement of any such proceedings) shall have been paid in full.

                  If any payment or distribution (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article with respect to the Securities, to the payment of all Debt Obligations at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment) shall be received by the Trustee or the Holders in contravention of any of the terms of this Article and before all the Debt Obligations have been paid in full, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of such Debt Obligations at the time outstanding as their respective interests may appear for application to the payment of Debt Obligations until all Debt Obligations (including any interest thereon accruing after the commencement of any such proceeding referred to in paragraph (a), (b), (c) or (d) above) shall have been paid in full. If the Trustee or any such Holder fails to endorse or assign any such payment or distribution as required by this Article, the Trustee and the Holder of each Security by his acceptance thereof authorizes each holder of Debt Obligations, any representative or representatives of holders of Debt Obligations and the trustee or trustees under any indenture pursuant to which any instrument evidencing such Debt Obligations may have been issued so to endorse or assign the same.

                  No holder of Debt Obligations shall be prejudiced in the right to enforce subordination of the Securities by any act or failure to act on the part of the Company.

                  Subject to the payment in full of all Debt Obligations, the Holders shall be subrogated (equally and ratably with the holders of all obligations of the Company which rank on a parity with the Securities and are entitled to like rights of subrogation) to the rights of the holders of Debt Obligations to receive payments or distributions applicable to the Debt Obligations until the Securities shall be paid in full, and no such payments or distributions shall, as between the Company, its creditors other than the holders of Debt Obligations and the Holders of the Securities, be deemed to be a payment by the Company to or on account of the Securities. The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Debt Obligations, on the other hand, and nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Debt Obligations and the Holders of the Securities, the obligation of the Company to pay the Holders the principal of or Redemption Price of and interest on the Securities as and when the same shall become due and payable in accordance with the terms thereof, or prevent the Trustee or the Holders from exercising all rights, powers and remedies otherwise permitted by applicable law or under this Indenture, upon a default hereunder, all subject to the rights of the holders of Debt Obligations to receive cash, property or securities otherwise payable or deliverable to the Trustee or the Holders.

                  Upon any payment or distribution pursuant to this Section, the Trustee shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in this Section are pending, and the Trustee, subject as between the Trustee and the Holders to the provisions of Section 6.01, shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making such payment or distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Debt Obligations and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any Person as a holder of Debt Obligations to participate in any payment or distribution pursuant to this Section, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Debt Obligations held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Section, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

                  SECTION 13.03. Trustee To Effectuate Subordination. The Holder of each Security by his acceptance thereof authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in this Article and appoints the Trustee as attorney-in-fact for any and all such purposes.

                  SECTION 13.04. Trustee Not Charged with Knowledge of Prohibition. The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, but subject as between the Trustee and the Holders to the provisions of Section 6.01, the Trustee shall not be charged with knowledge of the existence of any Debt Obligations, or of any default in the payment of any Debt Obligations, or of any facts which would prohibit the making of any payment of moneys to or by the Trustee, unless and until three Business Days after the Trustee shall have received written notice thereof from the Company or any holder of Debt Obligations or the representative or representatives of such holder, and the Trustee may conclusively rely on any writing purporting to be from a holder of Debt Obligations, or a representative of such holder, as being genuine; nor shall the Trustee be charged with knowledge of the curing of any such default or of the elimination of the act or condition preventing any such payment unless and until the Trustee shall have received an Officers' Certificate to such effect. The provisions of this Section shall not limit any rights of holders of Debt Obligations under this Article to recover from the Holders of Securities any payment made to any such Holder.

                  SECTION 13.05. Rights of Trustee as Holder of Debt Obligations. The Trustee shall be entitled to all the rights set forth in this Article with respect to any Debt Obligations which may at any time be held by it, to the same extent as any other holder of Debt Obligations; and nothing in
Section 6.12, or elsewhere in this Indenture, shall deprive the Trustee of any of its rights as such holder. Nothing in this Article XIII shall apply to the claims of, or payments to, the Trustee under or pursuant to Section 6.06.

                  SECTION 13.06. Article Applicable to Paying Agent. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this
Article in addition to or in place of the Trustee; provided, however, that Sections 13.04 and 13.05 shall not apply to the Company or any Affiliate of the Company if the Company or such Affiliate acts as Paying Agent.

                  SECTION 13.07. Trustee Not Fiduciary for Holders of Debt Obligations. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Debt Obligations and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other person cash or property to which any holders of Debt Obligations shall be entitled by virtue of this Article XIII or otherwise. The Trustee shall not be charged with knowledge of the existence of Debt Obligations or of any facts that would prohibit any payment hereunder unless a Trust Officer of the Trustee shall have received notice to that effect at the address of the Trustee set forth in Section 1.05. With respect to the holders of Debt Obligations, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this
Article XIII and no implied covenants or obligations with respect to holders of Debt Obligations shall be read into this Indenture against the Trustee.

                                      * * *

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.


                                           GLOBALSTAR TELECOMMUNICATIONS
                                           LIMITED,

                                             by
                                               --------------------------
                                               Name:
                                               Title:


                                           THE BANK OF NEW YORK, as
                                           Trustee,

                                             by
                                               --------------------------
                                               Name:
                                               Title:

                                                                       EXHIBIT A

                           [FORM OF FACE OF SECURITY]

                           [Global Securities Legend]

              UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

              TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                         [Restricted Securities Legend]

              "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE THIRD ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), AND, IF SUCH TRANSFER IS BEING EFFECTED BY CERTAIN TRANSFERORS SPECIFIED IN THE INDENTURE (AS DEFINED BELOW) PRIOR TO THE EXPIRATION

OF THE "40 DAY RESTRICTED PERIOD" (WITHIN THE MEANING OF RULE 903(C)(3) OF REGULATION S UNDER THE SECURITIES ACT), A CERTIFICATE WHICH MAY BE OBTAINED FROM THE COMPANY OR THE TRUSTEE IS DELIVERED BY THE TRANSFEREE TO THE COMPANY AND THE TRUSTEE, (4) TO AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A) UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND A CERTIFICATE IN THE FORM ATTACHED TO THIS SECURITY IS DELIVERED BY THE TRANSFEREE TO THE COMPANY AND THE TRUSTEE (PROVIDED THAT CERTAIN HOLDERS MAY NOT TRANSFER THIS SECURITY PURSUANT TO THIS CLAUSE (4) PRIOR TO THE EXPIRATION OF THE "40 DAY RESTRICTED PERIOD" (WITHIN THE MEANING OF RULE 903(C)(3) OF REGULATION S UNDER THE SECURITIES ACT), (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, OR
(6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. AN ACCREDITED INVESTOR HOLDING THIS SECURITY AGREES IT WILL FURNISH TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (0)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT."

No.  R-
    ---------------------
                                                                       CUSIP No.

                      GLOBALSTAR TELECOMMUNICATIONS LIMITED
               6 1/2% CONVERTIBLE PREFERRED EQUIVALENT OBLIGATIONS
                                    DUE 2006

                      GLOBALSTAR TELECOMMUNICATIONS LIMITED


         Globalstar Telecommunications Limited, a Bermuda corporation (the "Company") promises to pay to __________________________________________________
________________ or registered assigns, the principal sum [indicated on Schedule A hereof]*[of _________________________________ United States Dollars]** on
March 1, 2006 (the "Mandatory Redemption Date").

Interest Payment Dates:          March 1, June 1, September 1 and
                                 December 1, commencing June 1,
                                 1996.

Record Dates:                    February 15, May 15, August 15
                                 and November 15

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be


- ---------------------
*  Applicable to Global Securities only.
**  Applicable to certificated Securities only.

entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


                  IN WITNESS WHEREOF, Globalstar Telecommunications Limited has caused this Security to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.



                                                 GLOBALSTAR TELECOMMUNICATIONS
                                                 LIMITED,

                                                   by
                                                      --------------------------



                                                   by
                                                      --------------------------

[Seal]
Dated:  March 6, 1996
TRUSTEE'S CERTIFICATE OF
AUTHENTICATION


This is one of the 6 1/2%
Convertible Preferred
Equivalent Obligation due 2006
described in the
within-mentioned Indenture.


THE BANK OF NEW YORK,
as Trustee,

  by
     --------------------------
        Authorized Signatory

                      GLOBALSTAR TELECOMMUNICATIONS LIMITED


          6 1/2% Convertible Preferred Equivalent Obligations due 2006


                  1. Interest. GLOBALSTAR TELECOMMUNICATIONS LIMITED, a Bermuda corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to) is the issuer of this 6 1/2% Convertible Preferred Equivalent Obligation due 2006 (the "Security"). The Company promises to pay interest thereon from March 6, 1996, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly on March 1, June 1, September 1 and December 1 in each year, commencing June 1, 1996, at the rate of 6 1/2% per annum, until the principal hereof is paid or made available for payment. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15, May 15, August 15, or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

                  The Company may elect to defer interest payments on any Interest Payment Date if Globalstar L.P. shall have deferred payment of the Scheduled Distribution in respect of the Preferred Partnership Interests corresponding to such interest payment. Arrearages of deferred but unpaid interest accruals ("Interest Arrearages") will not themselves bear interest, but so long as any Interest Arrearage remains outstanding, the Company will be prohibited from paying (i) dividends on its Common Stock, (ii) dividends on any Preferred Stock or (iii) interest on debt ranking pari passu with or junior to the Securities from time to time outstanding, except on a pro rata basis with respect to any such pari passu debt based on the aggregate principal amount of such debt. Preferred distributions equal to the aggregate amount of interest payable by the Company on the Securities will be payable to the Company by Globalstar L.P. in respect of the Preferred Partnership Interests on each Interest Payment Date, if, as and when declared by the Globalstar General Partners' Committee. The Company may not elect to defer any interest payment if Globalstar L.P. has paid the Scheduled Distribution in respect of Preferred Partnership Interest corresponding to such interest payment. In the event that the Company fails to pay the interest due for an aggregate of six quarterly interest payments, the Holders will have the rights and remedies described in Section 15 of this Security. The Indenture does not provide the Holders with any rights to accelerate the payment of the Securities.

                  Payment of the principal or Redemption Price of and interest on this Security shall be payable at the office or agency of the Company maintained for that purpose in The City of New York or at any other office or agency maintained by the Company for such purpose. If any such payment is in cash, it shall be payable by United States dollar check drawn on, or wire transfer (provided that appropriate wire instructions have been received by the Trustee at least 15 days prior to the applicable date of payment) to a United States dollar account maintained by the Holder with, a bank located in New York City; provided, however, that at the option of the Company payment of interest in cash may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  2. Method of Payments. The Company may make any payments due on the Securities, including redemption payments, interest payments and the Interest Make-Whole Payment, (i) in cash, (ii) by delivery of Common Stock (based upon 90% of the Average Market Value of the Common Stock in the case of interest payments and any Interest Make-Whole Payment, and 100% of the Average Market Value of the Common Stock in the case of all other payments) or (iii) through any combination of the foregoing; provided, however, if Globalstar L.P. shall have paid the Scheduled Distribution or Globalstar Corresponding Redemption on the Preferred Partnership Interests in cash, the Company shall make the corresponding payment in cash. The Company may make a cash payment from the proceeds of an issuance of Common Stock following a payment by Globalstar L.P. through a delivery of Ordinary Partnership Interests. The Company also may make interest payments notwithstanding the fact that it shall not have received a Scheduled Distribution on the Preferred Partnership Interests for the corresponding Interest Payment Date.

                  3. Paying Agent and Registrar. The Trustee will act as Paying Agent, Registrar and Conversion Agent. The Company may change any Paying Agent, Registrar, co-registrar or Conversion Agent without prior notice. The Company or any of its Affiliates may act in any such capacity.

                  4. Indenture. The Company issued the Securities under an indenture, dated as of March 6, 1996 (the "Indenture"), between the Company and The Bank of New York, as Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date of the Indenture. The Securities are subject to, and qualified by, all such terms, certain of which are summarized herein, and Holders are referred to the Indenture and such Act for a statement of such terms. The Securities are unsecured obligations of the Company limited to (except as otherwise provided in the Indenture) up to an aggregate principal amount of $275,000,000 (plus up to $55,000,000 aggregate principal amount of Securities that may be sold by the Company pursuant to the over-allotment option granted pursuant to the Purchase Agreement), and are subordinated in right of payment to all existing and future Debt Obligations of the Company as provided in the Indenture. Any Holder of this Security shall be deemed to have agreed to and be bound by all the terms and conditions contained in the Indenture applicable to a holder of a Security.

                  5. Provisional Redemption. The Company may redeem, in whole or in part (a "Provisional Redemption"), at any time prior to March 2, 1999, at the redemption price of 103% of the aggregate principal amount of the Securities to be redeemed plus accrued and unpaid interest, if any, to the date of Redemption (the "Provisional Redemption Date"), in the event that the Current Market Value of the Common Stock equals or exceeds the following Trigger Percentages of the Conversion Price for at least 20 Trading Days in any consecutive 30 Trading Day period ending on the Trading Day prior to the date of mailing of the Globalstar Redemption Notice if called for Provision Redemption in the 12-month period ending March 1 of the following years:

                         Year                      Trigger Percentage
                         ----                      ------------------
                         1997                             170%
                         1998                             160%
                         1999                             150%

                  Upon any Provisional Redemption, the Company shall make the Interest Make-Whole Payment with respect to the Securities called for Provisional Redemption. THE COMPANY SHALL MAKE THE INTEREST MAKE-WHOLE PAYMENT ON ALL SECURITIES CALLED FOR PROVISIONAL REDEMPTION, REGARDLESS OF WHETHER SUCH SECURITIES ARE CONVERTED PRIOR TO THE PROVISIONAL REDEMPTION DATE.

                  6. Optional Redemption. Commencing March 2, 1999, the Securities will be redeemable at any time, in whole or in part, at the election of the Company (the "Optional Redemption"), at a Redemption Price equal to the percentage of the principal amount set forth below plus accrued and unpaid interest, if any, to the date of Redemption (the "Optional Redemption Date") if redeemed in the 12-month period ending March 1 of the following years:

                         Year                      Redemption Price
                         ----                      ----------------
                         2000                            103%
                         2001                            102%
                         2002                            101%


and thereafter at a Redemption Price equal to 100% of the principal amount plus accrued and unpaid interest, if any, to the Optional Redemption Date.

                  The Company may not initiate either a Provisional Redemption or an Optional Redemption unless and until it receives the Globalstar Redemption Notice. Following the receipt thereof, the Company shall initiate the Provisional Redemption or Optional Redemption, as the case may be, by delivering the GTL Redemption Notice.

                  In the event of redemption or conversion of this Security in part only, a new Security or Securities for the unredeemed or unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

                  7. Notice of Redemption. Notice of redemption will be mailed at least 19 days before the Redemption Date to each Holder of the Security to be redeemed at his address of record. The Securities in denominations larger than $50.00 may be redeemed in part but only in integral multiples of $50.00. In the event of a redemption of less than all of the Securities, the Securities will be chosen for redemption by the Trustee in accordance with the Indenture. Unless the Company defaults in making such redemption payment, or the Paying Agent is prohibited from making such payment pursuant to the Indenture, interest ceases to accrue on the Securities or portions of them called for redemption on and after the redemption date.

                  If this Security is redeemed subsequent to a record date with respect to any interest payment date specified above and on or prior to such interest payment date, then any accrued interest will be paid to the person in whose name this Security is registered at the close of business on such record date. Any Interest Make-Whole Payment will be paid to the Holder of record on the date of conversion or Redemption Date, as the case may be.

                  8. Mandatory Redemption. Each Security (if not earlier redeemed or converted) will be mandatorily redeemed by the Company on the Mandatory Redemption Date at a Redemption Price of 100% of the principal amount per Security plus accrued and unpaid interest, if any (including all Interest Arrearages), to the Mandatory Redemption Date.

                  9. Subordination. The indebtedness evidenced by the Securities is, to the extent and in the manner set forth in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of all Debt Obligations, as defined in the Indenture, and this Security is issued subject to such provisions of the Indenture, and each Holder of this Security, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.

                10. Conversion. Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at such Holder's option, at any time on or before the close of business on the Business Day prior to the Mandatory Redemption Date, or, in case this Security or a portion hereof is called for redemption, then in respect of this Security or such portion hereof until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the Business Day prior to the Redemption Date, to convert this Security (or any portion of the principal amount hereof which is $50.00 or any integral multiple thereof), at the principal amount hereof, or of such portion, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company at a conversion price equal to $65.00 aggregate principal amount of Securities for each share of Common Stock (or at the current adjusted conversion price if an adjustment has been made as provided in the Indenture) (the "Conversion Price") by surrender of this Security, duly endorsed or assigned to the Company or in blank, at the office or agency of the Company maintained for that purpose in The City of New York or at any other office or agency maintained by the Company for such purpose, accompanied by written notice to the Company that the Holder hereof elects to convert this Security or, if less than the entire principal amount hereof is to be converted, the portion hereof to be converted, and, in case such surrender shall be made during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (unless this Security or the portion hereof being converted has been called for redemption on a Redemption Date within such period), also accompanied by payment in New York Clearing House or other funds acceptable to the Company of an amount equal in cash to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted; provided, that no payment shall be owed or payable to any converting Holder if the Board of Directors of the Company shall have elected to defer the interest payment to be made on such Interest Payment Date. Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive an installment of interest (with certain exceptions provided in the Indenture), no payment or adjustment is to be made on conversion for interest accrued hereon, including any Interest Arrearages, or for dividends on the Common Stock issued on conversion. In no event shall the Company be obligated to pay any unpaid Interest Arrearages upon conversion. No fractions of shares will be issued on conversion, but instead of any fractional interest, the Company shall pay a cash adjustment as provided in the Indenture. The Conversion Price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that, in case of certain consolidations or mergers to which the Company is a party or the conveyance or transfer of the properties and assets of the Company substantially as an entirety, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger, conveyance or transfer by a holder of the number of shares of Common Stock of the Company into which this Security might have been converted immediately prior to such consolidation, merger, conveyance or transfer, assuming such holder of Common Stock of the Company failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer (provided that, if the kind or amount of securities, cash and other property so receivable is not the same for each nonelecting share of Common Stock of the Company, then the kind and amount of securities, cash and other property so receivable by each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares).

                11. Registration Rights. The Holder of this Security is entitled to the benefits of a Registration Rights Agreement, dated March 6, 1996, between the Company and the Initial Purchasers (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement the Company has agreed for the benefit of the Holders, that (i) it will within 120 days after the closing of the sale of the Securities (the "Closing"), file a shelf registration statement (the "Shelf Registration Statement") with the Securities and Exchange Commission (the "Commission") with respect to resales of the Securities and the Common Stock issuable upon conversion thereof; (ii) will use its best efforts to cause, within 180 days after the Closing, such Shelf Registration Statement shall be declared effective by the Commission; and (iii) the Company will maintain such Shelf Registration Statement continuously effective under the Securities Act until the third anniversary of the date of the Closing or such earlier date as of which the Securities shall no longer be restricted securities pursuant to Rule 144(k) under the Securities Act of 1933 or all the Securities or the Common Stock issuable upon conversion thereof have been sold pursuant to such Shelf Registration Statement.

                12. Denominations, Transfer, Exchange. The Securities are in registered form, without coupons, in denominations of $50.00 and integral multiples of $50.00. The transfer of Securities may be registered, and Securities may be exchanged, as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Security or portion of a Security selected for redemption (except the unredeemed portion of any Security being redeemed in part). Also, it need not exchange or register the transfer of any Security for a period of 15 days before a selection of Securities to be redeemed. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary. The Indenture and the Securities contain certain limitations with respect to the transfer of the Securities, which shall be in effect until the effectiveness of the Shelf Registration Statement.

                  13. Persons Deemed Owners. Except as provided in the Indenture, the registered Holder of a Security may be treated as its owner for all purposes.

                14. Unclaimed Money. If money or Common Stock for the payment of amounts due on the Securities remains unclaimed for two years, the Trustee and the Paying Agent shall pay the money or deliver the Securities, as the case may be, back to the Company at its written request. After that, Holders of Securities entitled to the money or the Common Stock must look to the Company for payment unless an abandoned property law designates another person and all liability of the Trustee and such Paying Agent with respect to such money or Common Stock shall cease.

                15. Voting Rights. Except as required by law, the Holders will not be entitled to any voting rights unless the Company has deferred interest payments for an aggregate of six quarterly interest payments (a "Deferral Trigger Event"). As provided in the Globalstar Amended Partnership Agreement, upon a Deferral Trigger Event, (i) the number of members of the General Partners' Committee of Globalstar will be increased by one and the Holders of the Securities, voting separately as a class with the holders of any other securities upon which similar voting rights have been conferred and are exercisable, will be entitled to elect one representative to such General Partners' Committee (the "CPE Representative") and (ii) Loral SpaceCom shall use its best efforts to cause the shareholders of the Company to approve and elect a nominee to the Board of Directors of the Company designated by the Holders of the Securities (the "CPE Nominee"). If the shareholders shall fail to approve such CPE Nominee, Loral SpaceCom will seek, pursuant to Section of the Amended Partnership Agreement, the resignation of a Loral SpaceCom Designee director from the Board of Directors of the Company and will use its best efforts to cause the Board of Directors of the Company to appoint the CPE Nominee to the Board of Directors of the Company until the next annual meeting of shareholders, at which time such appointment will be submitted to the shareholders of the

Company for their approval; provided, however, that if such shareholder approval is not obtained, the procedures described in clause (ii) above shall continue to be in effect. The CPE Representative and the CPE Nominee, if appointed to the Board, will promptly resign upon receipt of notice from the Company that all Interest Arrearages with respect to the Securities have been paid.

                16. Amendments, Supplements and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than two-thirds in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                17. Trustee Dealings with the Company. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee, subject to certain limitations provided for in the Indenture and in the TIA. Any Paying, Transfer or Conversion Agent may do the same with similar rights.

                18. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder, by accepting a Security, waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

                  19. Governing Law. THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE

WITH THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

                  20. Authentication. The Securities shall not be valid until authenticated by the manual signature of an authorized signatory of the Trustee or an authenticating agent.

                21. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (for tenants in common), TEN ENT (for tenants by the entireties), JT TEN (for joint tenants with right of survivorship and not as tenants in common), CUST (for Custodian), and U/G/M/A (for Uniform Gifts to Minors Act).

                  22. Definitions. Capitalized terms not defined in this Security have the meaning given to them in the Indenture.

                  Except with respect to the rights of the holders of Debt Obligations set forth in the Indenture and in this Security, no reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal or Redemption Price of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for that purpose in The City of New York or at any other office or agency maintained by the Company for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Company will furnish to any Holder of the Securities upon written request and without charge a copy of the Indenture. Request may be made to:

                  Globalstar Telecommunications Limited
                  600 Third Avenue
                  New York, New York 10016

                  Attention of:  General Counsel

                                              ASSIGNMENT FORM


                  To assign this Security, fill in the form below:

                  (I) or (we) assign and transfer this Security to


- --------------------------------------------------------------------------------
               (Insert assignee's social security or tax I.D. no.)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint _______________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


         Your Signature:
                        ---------------------------------------
                        (Sign exactly as your name appears on
                         the other side of this Security)

         Date:
               ------------------


         Signature Guarantee:*
                              ------------------------------

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the date that is three years after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any



- ------------------------
*Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Affiliate of the Company, the undersigned confirms that such Securities are being transferred:

CHECK ONE BOX BELOW

         (1)      / /      to the Company; or

         (2)      / /      pursuant to and in compliance with Rule 144A
                           under the Securities Act of 1933; or

         (3)      / /      pursuant to and in compliance with
                           Regulation S under the Securities Act of
                           1933; or

         (4)      / /      to an "accredited investor" (as defined in
                           Rule 501(a) under the Securities Act of 1933 that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee); or

         (5)      / /      pursuant to another available exemption from
                           the registration requirements of the
                           Securities Act of 1933.

         Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (2), (3), (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Securities such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the

         Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.


                                                     ------------------------
                                                              Signature

Signature Guarantee:*

- ---------------------                                --------------------------
Signature must be guaranteed                                  Signature

- --------------------------------------------------------------------------------

              TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
       ----------------                   ------------------------------
                                          NOTICE:  To be executed by
                                                   an executive officer


- --------------------
*Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                      [TO BE ATTACHED TO GLOBAL SECURITIES]

                                   SCHEDULE A

                  The initial principal amount at the Mandatory Redemption Date of this Global Security shall be $275,000,000. The following increases or decreases in the principal amount of this Global Security have been made:

=======================================================================
            Amount of
            increase in
            Principal                      Principal
            Amount of this    Amount of    Amount of      Signature of
            Global Security   decrease in  this Global    authorized
            including upon    Principal    Security       signatory of
            exercise of the   Amount of    following      Trustee or
            over-allotment    this Global  such decrease  Securities
Date Made   option            Security     or increase    Custodian
- -----------------------------------------------------------------------

- -----------------------------------------------------------------------

- -----------------------------------------------------------------------

- -----------------------------------------------------------------------

- -----------------------------------------------------------------------

- -----------------------------------------------------------------------

- -----------------------------------------------------------------------

- -----------------------------------------------------------------------

- -----------------------------------------------------------------------

- -----------------------------------------------------------------------

- -----------------------------------------------------------------------

- -----------------------------------------------------------------------

- -----------------------------------------------------------------------

- -----------------------------------------------------------------------

- -----------------------------------------------------------------------

- -----------------------------------------------------------------------

- -----------------------------------------------------------------------

=======================================================================

                               ELECTION TO CONVERT

To Globalstar Telecommunications Limited:

                  The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion below designated, into Common Stock of GLOBALSTAR TELECOMMUNICATIONS LIMITED in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

                  Any Holder, upon the exercise of its conversion rights in accordance with the terms of the Indenture and the Security, agrees to be bound by the terms of the Registration Rights

Agreement relating to the Common Stock issuable upon conversion of the Security.


Date:

         in whole
                  --                          Portions of Security to be
                                              converted ($50.00 or integral
                                              multiples thereof):
                                              $
                                               ----------------


                                     -------------------------------------------
                                     Signature (for conversion only)


                                              Please Print or Typewrite Name
                                              and Address, Including Zip
                                              Code, and Social Security or
                                              Other Identifying Number

                                     Signature Guarantee:*
                                                          ---------------------




- ---------------------

*Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT B


                    FORM OF TRANSFER CERTIFICATE FOR TRANSFER
                       FROM GLOBAL SECURITY OR RESTRICTED
                         SECURITY TO RESTRICTED SECURITY
                   (Transfers pursuant to Section 3.05(b)(ii)
                    or Section 3.05(b)(iii) of the Indenture)


The Bank of New York, as Trustee
101 Barclay Street, Floor 21 West
New York, New York 10286

Attn:  Corporate Trust Trustee
       Administration


                  Re:      Globalstar Telecommunications Limited
                           6 1/2% Convertible Preferred Equivalent
                           Obligations due 2006 (the "Securities")


                  Reference is hereby made to the Indenture dated as of March 6, 1996 (the "Indenture") between Globalstar Telecommunications Limited, as Issuer, and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

                  This letter relates to U.S. $__________ aggregate principal amount of Securities which are held [in the form of the [Restricted] [Global] Security (CUSIP No. ) with the Depositary]*in the name of [name of transferor] (the "Transferor") to effect the transfer of the Securities.

                  In connection with such request, and in respect of such Securities, the Transferor does hereby certify that such Securities are being transferred in accordance with (i) the transfer restrictions set forth in the Securities and (ii) to a transferee that the Transferor reasonably believes is an "accredited investor" (as defined in Rule 501(a) of Regulation D under the Securities Act of 1933) and is acquiring at least $250,000 principal amount of Securities for its own account or for one or more accounts as to which the transferee exercises sole investment discretion and (iii) in accordance with applicable



- --------------------
*Insert, if appropriate.

securities laws of any state of the United States or any other jurisdiction.

                                           [Name of Transferor],

                                             by
                                                --------------------------------

                                                    Name:
                                                    Title:


Dated:

cc:      Globalstar Telecommunications Limited
         600 Third Avenue
         New York, New York 10016
         Attn:  General Counsel

                                                                       EXHIBIT C


               FORM OF ACCREDITED INVESTOR TRANSFEREE CERTIFICATE
                 (Transfers pursuant to Section 3.05(b)(ii) and
                     Section 3.05(b)(iii) of the Indenture)


The Bank of New York, as Trustee
101 Barclay Street, Floor 21 West
New York, New York 10286

Attn:  Corporate Trust Trustee
       Trust Administration


                  Re:  Globalstar Telecommunications Limited
                       6 1/2% Convertible Preferred Obligations due 2006 (the "Securities")

                  Reference is hereby made to the Indenture dated as of March 6, 1996 (the "Indenture") between Globalstar Telecommunications Limited, as Issuer, and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

                  This letter relates to U.S. $__________ aggregate principal amount of Securities which are held [in the form of the [Restricted] [Global] Security (CUSIP No. ___) with the Depositary] in the name of [name of transferor] (the "Transferor") to effect the transfer of the Securities to the undersigned.

                  In connection with such request, and in respect of such Securities we confirm that:

                  1. We understand that the Securities have not been registered under the U.S. Securities Act of 1933 (the "Securities Act"), and are being sold to us in a transaction that is exempt from the registration requirements of the Securities Act.

                  2. We are a corporation, partnership or other entity having such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, and we are (or any account for which we are purchasing under paragraph 4 below is) an accredited investor as defined in Rule 501(a) under the Securities Act, able to bear the economic risk of our proposed investment in the Securities.

                  3. We are acquiring the Securities for our own account (or for accounts as to which we exercise sole investment discretion and have authority to make, and do make, the statements contained in this letter) and not with a view to any distribution of the Securities, subject, nevertheless, to the understanding that the disposition of our property shall at all times be and remain within our control.

                  4. We are, and each account (if any) for which we are purchasing Securities is, purchasing Securities having an aggregate principal amount of not less than $250,000.

                  5. We understand that (a) the Securities will be delivered to us in registered form only and that the certificate delivered to with respect to the Securities will bear a legend substantially to the following effect:

                  "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE THIRD ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), AND, IF SUCH TRANSFER IS BEING EFFECTED BY CERTAIN TRANSFERORS SPECIFIED IN THE INDENTURE (AS DEFINED BELOW) PRIOR TO THE EXPIRATION OF THE "40 DAY RESTRICTED PERIOD" (WITHIN THE MEANING OF RULE 903(C)(3) OF REGULATION S UNDER THE SECURITIES ACT), A CERTIFICATE WHICH MAY BE OBTAINED FROM THE COMPANY OR THE TRUSTEE IS DELIVERED BY THE TRANSFEREE TO THE COMPANY AND THE TRUSTEE, (4) TO AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A) UNDER THE

SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND A CERTIFICATE IN THE FORM ATTACHED TO THIS SECURITY IS DELIVERED BY THE TRANSFEREE TO THE COMPANY AND THE TRUSTEE (PROVIDED THAT CERTAIN HOLDERS SPECIFIED IN THE INDENTURE MAY NOT TRANSFER THIS SECURITY PURSUANT TO THIS CLAUSE (4) PRIOR TO THE EXPIRATION OF THE "40 DAY RESTRICTED PERIOD" (WITHIN THE MEANING OF RULE 903(C)(3) OF REGULATION S UNDER THE SECURITIES ACT), (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. AN ACCREDITED INVESTOR HOLDING THIS SECURITY AGREES IT WILL FURNISH TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (0)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT."

         and (b) such certificates will be reissued without the foregoing legend only in accordance with the terms of the Indenture.

                  6. We agree that in the event that at some future time we wish to dispose of any of the Securities, we will not do so unless:

                           (a) the Securities are sold to the Company or
                  any Subsidiary thereof;

                           (b) the Securities are sold to a qualified
                  institutional buyer in compliance with Rule 144A under the Securities Act;

                           (c) the Securities are sold to an accredited
                  investor, as defined in Rule 501(a) under the Securities Act, acquiring at least $250,000 principal amount of the Securities that, prior to such transfer, furnishes to the Trustee a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Securities (the form of which letter can be obtained from such Trustee);

                           (d) the Securities are sold outside the
                  United States in compliance with Rule 903 or Rule 904 under the Securities Act;

                           (e) the Securities are sold by us pursuant to
                  Rule 144 under the Securities Act; or

                           (f) the Securities are sold pursuant to an
                  effective registration statement under the
                  Securities Act.


                                                     Very truly yours,

                                                     [PURCHASER]

                                                     by
                                                        ------------------------
                                                        Name:
                                                        Title:

Dated:

cc:      Globalstar Telecommunications Limited
         600 Third Avenue
         New York, New York 10016